                                   ANNEX A-1
        CERTAIN CHARACTERISTICS OF INDIVIDUAL UNDERLYING MORTGAGE LOANS

                 (This Page Has Been Left Blank Intentionally)

LB-UBS COMMERCIAL MORTGAGE TRUST 2003-C8

ITALICS Indicate Loans Secured by Multiple Properties


  CONTROL
    NO.                      PROPERTY NAME                                         ADDRESS                             CITY
------------------------------------------------------------------------------------------------------------------------------------
     1     The Grove                                        189 Grove Drive                                      Los Angeles
     2     114 West 47th Street                             114 West 47th Street                                 New York
     3     GGP JP Realty Portfolio                          Various                                              Various
     3a    Salem Center                                     401 Center Street NE                                 Salem
------------------------------------------------------------------------------------------------------------------------------------
     3b    Grand Teton Mall                                 2300 East 17th Street                                Idaho Falls
     3c    Animas Valley Mall                               4601 East Main Street                                Farmington
     4     Westfield Shoppingtown South County              85 South County Centerway                            St. Louis
     5     Dartmouth Mall                                   200 Dartmouth Mall                                   Dartmouth
     6     30 Broad Street                                  30 Broad Street                                      New York
     7     Oakwood Dulles                                   13800 Jefferson Park Drive                           Herndon
------------------------------------------------------------------------------------------------------------------------------------
     8     The Plaza at Delray                              1550 South Federal Highway                           Delray Beach
     9     Liberty Tree Mall                                100 Independence Way                                 Danvers
    10     Milestone Hotel Portfolio                        Various                                              Various
    10a    Best Western - Utica                             175 North Genesee Street                             Utica
    10b    Holiday Inn - Deland                             350 East International Speedway Boulevard            DeLand
------------------------------------------------------------------------------------------------------------------------------------
    10c    Holiday Inn - New Hartford                       1777 Burrstone Road                                  New Hartford
    10d    Holiday Inn - Grantville (Hershey)               604 Station Road                                     Grantville
    11     55 West 125th Street                             55 West 125th Street                                 New York
    12     Oakwood Grand Venetian                           6225 Love Drive                                      Irving
    13     Clark Tower                                      5100 Poplar Avenue                                   Memphis
------------------------------------------------------------------------------------------------------------------------------------
    14     Centre at Westbank                               1601 Westbank Expressway                             Harvey
    15     Haver Hill Apartments                            3100 E. Yorba Linda Boulevard                        Fullerton
    16     Oceanview Village Shopping Center                3995 Alemany Boulevard                               San Francisco
    17     Grand Mesa Center                                2464 Highway 6 & 50                                  Grand Junction
    18     Gunston Plaza Shopping Center                    Richmond Highway & Lorton Road                       Lorton
------------------------------------------------------------------------------------------------------------------------------------
    19     Malibu Bella Mar Apartments                      6487-6489 Cavalleri Road                             Malibu
    20     One Sound Shore Drive                            One Sound Shore Drive                                Greenwich
    21     Clinton Apartments                               425 West 48th Street & 527 West 47th Street          New York
    22     Polo Park                                        100 Jackson Downs Boulevard                          Nashville
    23     Sangertown Square Mall                           Route 5 and Route 5A                                 New Hartford
------------------------------------------------------------------------------------------------------------------------------------
    24     Jeffery Plaza                                    2101 East 71st Street                                Chicago
    25     Pines of Green Run Apartments                    1302 Pine Cone Circle                                Virginia Beach
    26     Pohatcong Plaza                                  1230-1280 Route 22                                   Phillipsburg
    27     5805 Sepulveda Boulevard                         5805 Sepulveda Boulevard                             Van Nuys
    28     Loveton Business Park                            47 & 53 Loveton Circle                               Sparks
------------------------------------------------------------------------------------------------------------------------------------
    29     Margarita Plaza                                  6900-7100 Santa Fe Avenue                            Huntington Park
    30     The Chateau Office                               20501 Ventura Boulevard                              Woodland Hills
    31     Federal Express Building                         2393 Vauxhall Road                                   Union
    32     Parkside Corporate Center                        16301 Quorum Drive                                   Addison
    33     Brandy Hill Plaza                                SWC Mechanicsville Turnpike and Lee Davis Road       Mechanicsville
------------------------------------------------------------------------------------------------------------------------------------
    34     Spectrum Office Building                         5858 Westheimer Road                                 Houston
    35     San Felipe Shopping Center                       1635 South Voss Road                                 Houston
    36     Newpointe Plaza Phase II                         210 Emily Drive                                      Clarksburg
    37     East 53rd - Davenport                            East 53rd Street and Elmore Avenue                   Davenport
    38     PGA Commons                                      5510-5540 PGA Boulevard                              Palm Beach Gardens
------------------------------------------------------------------------------------------------------------------------------------
    39     43 Avenue C                                      43 Avenue C                                          New York
    40     Best Western - Green Tree                        14173 Green Tree Boulevard                           Victorville
    41     Post and Paddock                                 1330 Post North Paddock Street                       Grand Prairie
    42     Canyon Plaza North                               67740 East Palm Canyon Drive                         Cathedral City
    43     Park Villa Apartments                            92 Kansas Street                                     Redlands
------------------------------------------------------------------------------------------------------------------------------------
    44     Lakeside Shopping Center                         10940 Westheimer Road                                Houston
    45     7-11 South Broadway                              7-11 South Broadway                                  White Plains
    46     Franklin Square                                  Franklin Street and Watsessing Avenue                Bloomfield
    47     170 Hamilton Avenue                              170 Hamilton Avenue                                  White Plains
    48     Andover Station                                  2218-2288 Bunker Lake Boulevard                      Andover
------------------------------------------------------------------------------------------------------------------------------------
    49     Maverick/Hidden Village Apartments               221 and 223 South Bruce Street and 1825 Lewis Avenue Las Vegas
    50     Sunchase Olympiad                                155 Sylvest Drive                                    Montgomery
    51     Agua Fria Towne Center                           Northeast Corner Loop 101 and Camelback Road         Glendale
    52     The Shoppes of Wiles Road                        Various                                              Coral Springs
    52a    The Shoppes of Wiles Road -A                     7640-7786 Wiles Road                                 Coral Springs
------------------------------------------------------------------------------------------------------------------------------------
    52b    The Shoppes of Wiles Road -B                     7870-7944 Wiles Road                                 Coral Springs
    52c    The Shoppes of Wiles Road -C                     10750-10806 Wiles Road                               Coral Springs
    53     Beltway Crossing                                 6322 Ritchie Highway                                 Glen Burnie
    54     Silverado Self Storage                           9930 Spencer Street                                  Las Vegas
    55     12925 Riverside Drive                            12925 Riverside Drive                                Sherman Oaks
------------------------------------------------------------------------------------------------------------------------------------
    56     6133 Bristol Parkway                             6133 Bristol Parkway                                 Culver
    57     Springhill Suites by Marriott - Boca Raton       5130 NW 8th Avenue                                   Boca Raton
    58     707 Foothill Boulevard                           707-711 Foothill Boulevard                           La Canada
    59     TownePlace Suites by Marriott - Boca Raton       5110 NW 8th Avenue                                   Boca Raton
    60     Centerpoint Shopping Center                      5000 West Waco Drive                                 Waco
------------------------------------------------------------------------------------------------------------------------------------
    61     380 Harding Apartments                           380 Harding Place                                    Nashville
    62     Citibank Building                                3812 Sepulveda Boulevard                             Torrance
    63     Plaza Medical & Research Center                  13090 North 94th Drive                               Peoria
    64     TownePlace Suites by Marriott - Fort Lauderdale  3100 Prospect Road                                   Fort Lauderdale
    65     Montagnet                                        Various                                              Various
------------------------------------------------------------------------------------------------------------------------------------
    65a    Montagnet - 2237 Poydras Street                  2237 Poydras Street                                  New Orleans
    65b    Montagnat - 3651 Cedar Crest Boulevard           3651 Cedar Crest Boulevard                           Baton Rouge
    65c    Montagnet - 10241 Coursey Boulevard              10241 Coursey Boulevard                              Baton Rouge
    66     San Marco Village                                2165 Dunsford Terrace                                Jacksonville
    67     Smythe Corners Apartments                        100-102 and 101-111 Arch Street                      Philadelphia
------------------------------------------------------------------------------------------------------------------------------------
    68     2101 K Street                                    2101 K Street                                        Sacramento
    69     The Harkins Office Building                      12301 Old Columbia Pike                              Silver Spring
    70     Prairie Retail Plaza                             17210 Prairie Avenue                                 Torrance
    71     Plaza Fountainside                               12645 North Saguaro Boulevard                        Fountain Hills
    72     Skillman Towne Crossing                          6759 Abrams Road                                     Dallas
------------------------------------------------------------------------------------------------------------------------------------
    73     The Sinclair                                     663 - 673 Collins Avenue                             Miami Beach
    74     Lithia Square                                    901-927 Lithia Pinecrest Road                        Brandon
    75     Oak Business Center                              351-371 Oak Place                                    Brea
    76     AAA Self Storage                                 10800 Highway 290 West                               Austin
    77     Summergate Shopping Center                       7664-7668 West Lake Mead Boulevard                   Las Vegas
------------------------------------------------------------------------------------------------------------------------------------
    78     Hyacinth Square Apartments                       2540 Hyacinth Street NE                              Salem
    79     West Little York                                 11116 West Little York                               Houston
    80     5000 Hakes Drive                                 5000 Hakes Drive                                     Norton Shores
    81     Eckerd - Morganton                               101 East Fleming Drive                               Morganton
    82     East Wenatchee Storage                           423 Rock Island Road                                 East Wenatchee
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    83     Gulfport Plaza                                   9350 Highway 49                                      Gulfport
    84     29 Bala Avenue and 919-921 Montgomery Avenue     Various                                              Various
    84a    29 Bala Avenue                                   29 Bala Avenue                                       Bala Cynwyd
    84b    919-921 Montgomery Avenue                        919-921 Montgomery Avenue                            Narbeth
    85     IBP Retail Strip                                 3412 Park Boulevard                                  Carrollton
------------------------------------------------------------------------------------------------------------------------------------
    86     Parliament Place                                 831 Glastonbury Road                                 Nashville
    87     Torrey Pines Apartments                          5601 FM 517 East                                     Dickinson
    88     IBP KFC & Whataburger                            3420 & 3424 Park Boulevard                           Carrollton
    89     CompUSA                                          3825 Venture Drive                                   Duluth
    90     Charger Square                                   1704 East Military Parkway                           Mesquite
------------------------------------------------------------------------------------------------------------------------------------
    91     Bottlebrush Apartments                           1600 Bottlebrush Drive Northeast                     Palm Bay
    92     Gulf Breeze Mobile Home Park                     1313 Minnesota Avenue                                Brownsville
    93     IBP KFC                                          401 Coit Road                                        Plano
------------------------------------------------------------------------------------------------------------------------------------

                                          CROSS          ORIGINAL      CUT-OFF DATE   % OF AGGREGATE     CUMULATIVE %
  CONTROL                             COLLATERALIZED      BALANCE         BALANCE       CUT-OFF DATE   OF INITIAL POOL   MORTGAGE
    NO.     STATE          ZIP          GROUPS (45)         ($)             ($)           BALANCE           BALANCE      RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
     1     CA             90036             No          178,000,000     177,059,667        12.70%           12.70%        5.305
     2     NY             10036             No          115,000,000     114,771,489         8.23%           20.94%        5.625
     3     Various       Various            No           87,000,000      86,302,106         6.19%           27.13%        3.564
     3a    OR             97301           Yes (B)
------------------------------------------------------------------------------------------------------------------------------------
     3b    ID             83404           Yes (B)
     3c    NM             87402           Yes (B)
     4     MO             63129             No           86,000,000      85,907,771         6.16%           33.29%        4.961
     5     MA             02747             No           70,000,000      69,601,035         4.99%           38.28%        4.950
     6     NY             10004             No           62,500,000      62,500,000         4.48%           42.77%        5.950
     7     VA             20171             No           44,500,000      44,500,000         3.19%           45.96%        5.890
------------------------------------------------------------------------------------------------------------------------------------
     8     FL             33483             No           43,250,000      43,250,000         3.10%           49.06%        5.000
     9     MA             01923             No           35,000,000      35,000,000         2.51%           51.57%        5.220
    10     Various       Various            No           34,995,000      34,995,000         2.51%           54.08%        6.780
    10a    NY             13502           Yes (C)
    10b    FL             32724           Yes (C)
------------------------------------------------------------------------------------------------------------------------------------
    10c    NY             13413           Yes (C)
    10d    PA             17028           Yes (C)
    11     NY             10027             No           34,000,000      33,975,055         2.44%           56.52%        6.450
    12     TX             75039             No           33,500,000      33,500,000         2.40%           58.92%        4.490
    13     TN             38137             No           32,200,000      32,101,249         2.30%           61.23%        5.390
------------------------------------------------------------------------------------------------------------------------------------
    14     LA             70058             No           21,280,000      21,261,989         1.53%           62.75%        5.920
    15     CA             92831             No           21,200,000      21,136,138         1.52%           64.27%        5.470
    16     CA             94132             No           20,000,000      19,953,487         1.43%           65.70%        6.566
    17     CO             81501             No           20,000,000      19,937,701         1.43%           67.13%        5.320
    18     VA             22079             No           18,000,000      17,949,239         1.29%           68.42%        5.760
------------------------------------------------------------------------------------------------------------------------------------
    19     CA             90265             No           16,000,000      16,000,000         1.15%           69.56%        5.860
    20     CT             06830             No           16,000,000      16,000,000         1.15%           70.71%        5.950
    21     NY             10036             No           14,950,000      14,937,576         1.07%           71.78%        5.990
    22     TN             37214             No           14,500,000      14,500,000         1.04%           72.82%        4.550
    23     NY             13413             No           14,354,250      14,133,833         1.01%           73.84%        8.085
------------------------------------------------------------------------------------------------------------------------------------
    24     IL             60649             No           13,750,000      13,725,952         0.98%           74.82%        6.200
    25     VA             23456             No           12,500,000      12,458,687         0.89%           75.72%        5.050
    26     NJ             08865             No           11,900,000      11,872,994         0.85%           76.57%        5.000
    27     CA             91411             No           10,700,000      10,682,287         0.77%           77.33%        6.440
    28     MD             21152             No           10,600,000      10,570,927         0.76%           78.09%        5.880
------------------------------------------------------------------------------------------------------------------------------------
    29     CA             90025             No            9,300,000       9,272,919         0.67%           78.76%        5.620
    30     CA             91364             No            9,263,000       9,255,623         0.66%           79.42%        6.150
    31     NJ             07083             No            9,150,000       9,142,829         0.66%           80.08%        6.210
    32     TX             75001             No            9,150,000       9,126,787         0.65%           80.73%        6.210
    33     VA             23111             No            8,950,000       8,905,884         0.64%           81.37%        5.621
------------------------------------------------------------------------------------------------------------------------------------
    34     TX             77057             No            8,200,000       8,178,745         0.59%           81.96%        6.120
    35     TX             77057             No            8,200,000       8,168,520         0.59%           82.54%        5.620
    36     WV             26301             No            8,150,000       8,134,788         0.58%           83.13%        5.910
    37     IA             52807             No            8,150,000       8,128,824         0.58%           83.71%        6.110
    38     FL             33418             No            7,600,000       7,570,755         0.54%           84.25%        5.610
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    39     NY             10009             No            7,525,000       7,525,000         0.54%           84.79%        5.880
    40     CA             92392             No            7,344,000       7,336,114         0.53%           85.32%        6.850
    41     TX             75050             No            7,300,000       7,271,384         0.52%           85.84%        5.530
    42     CA             92234             No            7,200,000       7,171,896         0.51%           86.36%        5.300
    43     CA             92373             No            7,100,000       7,094,791         0.51%           86.87%        6.450
------------------------------------------------------------------------------------------------------------------------------------
    44     TX             77042             No            7,100,000       7,078,031         0.51%           87.37%        5.350
    45     NY             10601             No            6,800,000       6,787,053         0.49%           87.86%        5.820
    46     NJ             07003             No            6,800,000       6,781,349         0.49%           88.35%        5.880
    47     NY             10601             No            6,700,000       6,687,243         0.48%           88.83%        5.820
    48     MN             55304             No            6,600,000       6,575,483         0.47%           89.30%        4.500
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    49     NV             89101             No            6,560,000       6,548,657         0.47%           89.77%        6.250
    50     AL             36117             No            6,500,000       6,500,000         0.47%           90.23%        4.768
    51     AZ             85305             No            6,510,000       6,489,269         0.47%           90.70%        5.220
    52     FL             33067             No            5,900,000       5,880,288         0.42%           91.12%        5.000
    52a    FL             33067           Yes (E)
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    52b    FL             33067           Yes (E)
    52c    FL             33067           Yes (E)
    53     MD             21060             No            5,600,000       5,566,144         0.40%           91.52%        5.750
    54     NV             89123             No            5,575,000       5,556,889         0.40%           91.92%        6.230
    55     CA             91423             No            5,080,109       5,076,235         0.36%           92.28%        6.310
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    56     CA             90230             No            4,950,000       4,940,904         0.35%           92.64%        5.980
    57     FL             33487           Yes (F)         4,587,751       4,567,095         0.33%           92.97%        7.770
    58     CA             91011             No            4,500,000       4,487,426         0.32%           93.29%        5.800
    59     FL             33487           Yes (F)         4,343,722       4,324,165         0.31%           93.60%        7.770
    60     TX             76710             No            4,300,000       4,282,949         0.31%           93.90%        5.480
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    61     TN             37211             No            4,200,000       4,181,772         0.30%           94.20%        5.080
    62     CA             90505             No            4,150,000       4,150,000         0.30%           94.50%        6.550
    63     AZ             85381             No            4,075,000       4,063,771         0.29%           94.79%        5.860
    64     FL             33309           Yes (F)         4,026,484       4,008,355         0.29%           95.08%        7.770
    65     LA            Various            No            4,000,000       4,000,000         0.29%           95.37%        6.570
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    65a    LA             70119           Yes (G)
    65b    LA             70816           Yes (G)
    65c    LA             70816           Yes (G)
    66     FL             32211             No            4,000,000       3,991,585         0.29%           95.65%        5.360
    67     PA             19106             No            3,900,000       3,896,436         0.28%           95.93%        5.620
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    68     CA             95816             No            3,500,000       3,497,643         0.25%           96.19%        6.750
    69     MD             20904             No            3,400,000       3,391,395         0.24%           96.43%        6.220
    70     CA             90504             No            3,400,000       3,390,976         0.24%           96.67%        6.020
    71     AZ             85268             No            3,330,000       3,319,765         0.24%           96.91%        5.380
    72     TX             75231             No            3,260,000       3,254,764         0.23%           97.14%        6.570
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    73     FL             33139             No            3,150,000       3,150,000         0.23%           97.37%        6.310
    74     FL             33511             No            2,800,000       2,791,181         0.20%           97.57%        5.270
    75     CA             92821             No            2,800,000       2,790,985         0.20%           97.77%        5.170
    76     TX             78736             No            2,775,000       2,763,855         0.20%           97.97%        5.150
    77     NV             89128             No            2,700,000       2,691,921         0.19%           98.16%        5.500
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    78     OR             97303             No            2,700,000       2,687,631         0.19%           98.35%        5.250
    79     TX             77041             No            2,370,000       2,364,684         0.17%           98.52%        6.710
    80     MI             49441             No            2,250,000       2,246,650         0.16%           98.68%        6.890
    81     NC             28655             No            2,210,000       2,208,477         0.16%           98.84%        6.670
    82     WA             98802             No            2,000,000       1,995,215         0.14%           98.99%        6.740
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    83     MS             39503             No            2,000,000       1,994,229         0.14%           99.13%        5.660
    84     PA            Various            No            1,950,000       1,945,581         0.14%           99.27%        6.670
    84a    PA             19004           Yes (A)
    84b    PA             19454           Yes (A)
    85     TX             75007           Yes (D)         1,650,000       1,642,761         0.12%           99.39%        5.500
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    86     TN             37217             No            1,500,000       1,493,490         0.11%           99.49%        5.080
    87     TX             77539             No            1,200,000       1,196,732         0.09%           99.58%        5.910
    88     TX             75093           Yes (D)         1,150,000       1,144,954         0.08%           99.66%        5.500
    89     GA             30096             No            1,050,000       1,048,787         0.08%           99.74%        6.500
    90     TX             75149             No            1,000,000         998,337         0.07%           99.81%        6.420
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    91     FL             32905             No              987,000         986,203         0.07%           99.88%        6.100
    92     TX             78521             No              980,000         980,000         0.07%           99.95%        5.900
    93     TX             75075           Yes (D)           700,000         696,929         0.05%          100.00%        5.500
------------------------------------------------------------------------------------------------------------------------------------

              ADMINISTRATIVE    INTEREST                            ORIGINAL        REMAINING         ORIGINAL          REMAINING
  CONTROL          COST         ACCRUAL       AMORTIZATION       INTEREST-ONLY    INTEREST-ONLY        TERM TO           TERM TO
    NO.          RATE (%)        BASIS            TYPE            PERIOD (MOS.)    PERIOD (MOS.)   MATURITY (MOS.)   MATURITY (MOS.)
------------------------------------------------------------------------------------------------------------------------------------
      1          0.03157        Act/360            ARD                 0                0                120               115
      2          0.03157        Act/360            ARD                 0                0                120               118
      3          0.03157        Act/360            ARD                 0                0                 60                56
      3a
------------------------------------------------------------------------------------------------------------------------------------
      3b
      3c
      4          0.03157        Act/360            ARD                 0                0                120               119
      5          0.03157        Act/360          Balloon               0                0                120               115
      6          0.03157        Act/360          Balloon               0                0                 60                60
      7          0.09657        Act/360     Interest-Only (24)        60               58                 60                58
------------------------------------------------------------------------------------------------------------------------------------
      8          0.03157        Act/360       Interest-Only           60               57                 60                57
      9          0.03157        Act/360       Interest-Only          120              119                120               119
     10          0.03157        Act/360           Balloon              0                0                 84                84
     10a
     10b
------------------------------------------------------------------------------------------------------------------------------------
     10c
     10d
     11          0.03157        Act/360          Balloon               0                0                120               119
     12          0.11657        Act/360        Interest-Only          60               57                 60                57
     13          0.03157        Act/360          Balloon               0                0                 60                57
------------------------------------------------------------------------------------------------------------------------------------
     14          0.03157        Act/360          Balloon               0                0                120               119
     15          0.03157        Act/360          Balloon               0                0                 84                81
     16          0.03157        Act/360            ARD                 0                0                120               117
     17          0.03157        Act/360          Balloon               0                0                 84                81
     18          0.03157        Act/360          Balloon               0                0                120               117
------------------------------------------------------------------------------------------------------------------------------------
     19          0.03157        Act/360          Balloon               0                0                120               120
     20          0.03157        Act/360          Balloon               0                0                120               120
     21          0.03157        Act/360          Balloon               0                0                120               119
     22          0.03157        Act/360          Balloon              18               15                 66                63
     23          0.10157        Act/360            ARD                 0                0                120                73
------------------------------------------------------------------------------------------------------------------------------------
     24          0.03157        Act/360          Balloon               0                0                120               118
     25          0.03157        Act/360          Balloon               0                0                120               117
     26          0.03157        Act/360          Balloon               0                0                120               118
     27          0.03157        Act/360          Balloon               0                0                120               118
     28          0.11657        Act/360          Balloon               0                0                120               117
------------------------------------------------------------------------------------------------------------------------------------
     29          0.08657        Act/360          Balloon               0                0                120               117
     30          0.03157        Act/360          Balloon               0                0                120               119
     31          0.03157        Act/360            ARD                 0                0                120               119
     32          0.03157        Act/360          Balloon               0                0                120               117
     33          0.03157        Act/360          Balloon               0                0                120               115
------------------------------------------------------------------------------------------------------------------------------------
     34          0.11657        Act/360          Balloon               0                0                120               117
     35          0.03157        Act/360            ARD                 0                0                180               176
     36          0.03157        Act/360          Balloon               0                0                120               118
     37          0.03157        Act/360          Balloon               0                0                120               117
     38          0.03157        Act/360          Balloon               0                0                120               116
------------------------------------------------------------------------------------------------------------------------------------
     39          0.03157        Act/360          Balloon               0                0                120               120
     40          0.03157        Act/360          Balloon               0                0                120               119
     41          0.03157        Act/360          Balloon               0                0                120               116
     42          0.08657        Act/360          Balloon               0                0                120               117
     43          0.03157        Act/360          Balloon               0                0                120               119
------------------------------------------------------------------------------------------------------------------------------------
     44          0.03157        Act/360          Balloon               0                0                120               117
     45          0.03157        Act/360          Balloon               0                0                 84                82
     46          0.03157        Act/360          Balloon               0                0                120               117
     47          0.03157        Act/360          Balloon               0                0                 84                82
     48          0.11657        Act/360          Balloon               0                0                 84                81
------------------------------------------------------------------------------------------------------------------------------------
     49          0.11657        Act/360          Balloon               0                0                120               118
     50          0.03157        Act/360          Balloon              24               23                 84                83
     51          0.11657        Act/360          Balloon               0                0                120               117
     52          0.11657        Act/360          Balloon               0                0                 84                81
     52a
------------------------------------------------------------------------------------------------------------------------------------
     52b
     52c
     53          0.03157        Act/360          Balloon               0                0                120               115
     54          0.11657        Act/360          Balloon               0                0                120               117
     55          0.03157        Act/360          Balloon               0                0                120               119
------------------------------------------------------------------------------------------------------------------------------------
     56          0.03157        Act/360          Balloon               0                0                120               118
     57          0.03157        Act/360          Balloon               0                0                 98                94
     58          0.03157        Act/360          Balloon               0                0                120               117
     59          0.03157        Act/360          Balloon               0                0                 98                94
     60          0.03157        Act/360          Balloon               0                0                120               116
------------------------------------------------------------------------------------------------------------------------------------
     61          0.03157        Act/360          Balloon               0                0                120               116
     62          0.03157        Act/360          Balloon               0                0                120               120
     63          0.11657        Act/360          Balloon               0                0                120               117
     64          0.03157        Act/360          Balloon               0                0                 98                94
     65          0.03157        Act/360          Balloon               0                0                120               120
------------------------------------------------------------------------------------------------------------------------------------
     65a
     65b
     65c
     66          0.11657        Act/360          Balloon               0                0                 60                58
     67          0.03157        Act/360          Balloon               0                0                120               119
------------------------------------------------------------------------------------------------------------------------------------
     68          0.03157        Act/360          Balloon               0                0                120               119
     69          0.03157        Act/360          Balloon               0                0                120               117
     70          0.03157        Act/360          Balloon               0                0                120               117
     71          0.11657        Act/360          Balloon               0                0                120               117
     72          0.03157        Act/360          Balloon               0                0                120               118
------------------------------------------------------------------------------------------------------------------------------------
     73          0.03157        Act/360          Balloon               0                0                120               120
     74          0.11657        Act/360          Balloon               0                0                 60                57
     75          0.08657        Act/360          Balloon               0                0                120               117
     76          0.11657        Act/360          Balloon               0                0                 60                57
     77          0.03157        Act/360          Balloon               0                0                120               117
------------------------------------------------------------------------------------------------------------------------------------
     78          0.03157        Act/360          Balloon               0                0                 84                81
     79          0.03157        Act/360          Balloon               0                0                120               117
     80          0.03157        Act/360          Balloon               0                0                120               118
     81          0.03157        Act/360          Balloon               0                0                120               119
     82          0.03157        Act/360          Balloon               0                0                120               118
------------------------------------------------------------------------------------------------------------------------------------
     83          0.11657        Act/360          Balloon               0                0                120               117
     84          0.03157        Act/360          Balloon               0                0                120               117
     84a
     84b
     85          0.03157        Act/360          Balloon               0                0                120               117
------------------------------------------------------------------------------------------------------------------------------------
     86          0.03157        Act/360          Balloon               0                0                120               116
     87          0.11657        Act/360          Balloon               0                0                120               117
     88          0.03157        Act/360          Balloon               0                0                120               117
     89          0.03157        Act/360          Balloon               0                0                120               119
     90          0.03157        Act/360          Balloon               0                0                120               118
------------------------------------------------------------------------------------------------------------------------------------
     91          0.03157        Act/360          Balloon               0                0                120               119
     92          0.03157        Act/360          Balloon               0                0                 84                84
     93          0.03157        Act/360          Balloon               0                0                120               117
------------------------------------------------------------------------------------------------------------------------------------

                  ORIGINAL       REMAINING                        MATURITY OR
  CONTROL       AMORTIZATION   AMORTIZATION     ORIGINATION       ANTICIPATED         BALLOON             PROPERTY
    NO.          TERM (MOS.)    TERM (MOS.)        DATE          REPAYMENT DATE     BALANCE ($)             TYPE
----------------------------------------------------------------------------------------------------------------------------
      1              360            355          5/14/2003          6/11/2013       147,813,239       Retail
      2              360            358          8/22/2003          9/11/2013        96,444,165       Office
      3              300            296           7/1/2003          7/11/2008        75,428,040       Retail
      3a                                                                                              Retail
----------------------------------------------------------------------------------------------------------------------------
      3b                                                                                              Retail
      3c                                                                                              Retail
      4              360            359          10/3/2003         10/11/2013        70,624,536       Retail
      5              360            355          5/30/2003          6/11/2013        57,466,136       Retail
      6              360            360         10/24/2003         11/11/2008        58,435,270       Office
      7                0              0          9/11/2003          9/11/2008        44,500,000       Multifamily
----------------------------------------------------------------------------------------------------------------------------
      8                0              0           8/7/2003          8/11/2008        43,250,000       Retail
      9                0              0          10/8/2003         10/11/2013        35,000,000       Retail
     10              216            216         10/23/2003         11/11/2010        26,361,967       Hotel
     10a                                                                                              Hotel
     10b                                                                                              Hotel
----------------------------------------------------------------------------------------------------------------------------
     10c                                                                                              Hotel
     10d                                                                                              Hotel
     11              360            359          9/12/2003         10/11/2013        29,215,812       Office
     12                0              0           8/8/2003          8/11/2008        33,500,000       Multifamily
     13              360            357           8/6/2003          8/11/2008        29,873,056       Office
----------------------------------------------------------------------------------------------------------------------------
     14              360            359          9/18/2003         10/11/2013        18,007,442       Retail
     15              360            357          7/30/2003          8/11/2010        18,957,150       Multifamily
     16              360            357           8/6/2003          8/11/2013        17,242,063       Retail
     17              360            357          7/28/2003          8/11/2010        17,828,192       Retail
     18              360            357          7/30/2003          8/11/2013        15,159,269       Retail
----------------------------------------------------------------------------------------------------------------------------
     19              360            360         10/15/2003         11/11/2013        13,513,816       Multifamily
     20              360            360         10/22/2003         11/11/2013        13,550,051       Office
     21              360            359          9/16/2003         10/11/2013        12,677,171       Multifamily
     22              360            360          8/11/2003          2/11/2009        13,545,964       Multifamily
     23              360            313          12/2/1999          12/1/2009        14,133,833       Retail
----------------------------------------------------------------------------------------------------------------------------
     24              360            358          8/25/2003          9/11/2013        11,730,259       Retail
     25              360            357           8/1/2003          8/11/2013        10,295,276       Multifamily
     26              360            358          8/14/2003          9/11/2013         9,784,355       Retail
     27              360            358          9/10/2003          9/11/2013         9,190,907       Office
     28              360            357          7/24/2003          8/11/2013         8,959,382       Office
----------------------------------------------------------------------------------------------------------------------------
     29              360            357          7/24/2003          8/11/2013         7,798,953       Retail
     30              360            359          10/2/2003         10/11/2013         7,891,638       Office
     31              360            359          9/25/2003         10/11/2013         7,808,915       Industrial/W'hse
     32              360            357           8/6/2003          8/11/2013         7,809,103       Office
     33              360            355          5/21/2003          6/11/2013         7,505,725       Retail
----------------------------------------------------------------------------------------------------------------------------
     34              360            357           8/1/2003          8/11/2013         6,980,085       Office
     35              360            356          6/20/2003          7/11/2018         5,873,235       Retail
     36              360            358          8/21/2003          9/11/2013         6,894,022       Retail
     37              360            357           8/6/2003          8/11/2013         6,935,501       Retail
     38              360            356          7/11/2003          7/11/2013         6,371,989       Retail
----------------------------------------------------------------------------------------------------------------------------
     39              360            360         10/22/2003         11/11/2013         6,359,513       Multifamily
     40              300            299         10/10/2003         10/11/2013         5,848,374(40)   Hotel
     41              360            356          6/19/2003          7/11/2013         6,105,362       Industrial/W'hse
     42              324            321           8/8/2003          8/11/2013         5,684,687       Retail
     43              360            359          10/8/2003         10/11/2013         6,100,949       Multifamily
----------------------------------------------------------------------------------------------------------------------------
     44              360            357          7/17/2003          8/11/2013         5,904,217       Retail
     45              360            358           9/8/2003          9/11/2010         6,123,524       Office
     46              360            357           8/5/2003          8/11/2013         5,747,528       Retail
     47              360            358           9/8/2003          9/11/2010         6,033,472       Office
     48              360            357          7/31/2003          8/11/2010         5,777,732       Retail
----------------------------------------------------------------------------------------------------------------------------
     49              360            358          8/15/2003          9/11/2013         5,604,458       Multifamily
     50              360            360          9/30/2003         10/11/2010         5,973,240       Multifamily
     51              360            357          7/30/2003          8/11/2013         5,391,272       Retail
     52              360            357          7/18/2003          8/11/2010         5,223,336       Retail
     52a                                                                                              Retail
----------------------------------------------------------------------------------------------------------------------------
     52b                                                                                              Retail
     52c                                                                                              Retail
     53              324            319           6/6/2003          6/11/2013         4,488,458       Retail
     54              324            321          7/31/2003          8/11/2013         4,537,594       Self-Storage
     55              360            359          9/22/2003         10/11/2013         4,347,994       Office
----------------------------------------------------------------------------------------------------------------------------
     56              360            358          9/11/2003          9/11/2013         4,195,862       Office
     57              279            275          7/11/2003          9/11/2011         3,847,041       Hotel
     58              360            357          7/24/2003          8/11/2013         3,794,395       Retail
     59              279            275          7/11/2003          9/11/2011         3,642,413       Hotel
     60              360            356          6/25/2003          7/11/2013         3,590,725       Retail
----------------------------------------------------------------------------------------------------------------------------
     61              360            356          7/10/2003          7/11/2013         3,462,867       Multifamily
     62              360            360         10/22/2003         11/11/2013         3,575,588       Office
     63              360            357          7/28/2003          8/11/2013         3,442,232       Office
     64              279            275          7/11/2003          9/11/2011         3,376,394       Hotel
     65              360            360         10/27/2003         11/11/2013         3,448,264       Office
----------------------------------------------------------------------------------------------------------------------------
     65a                                                                                              Office
     65b                                                                                              Office
     65c                                                                                              Retail
     66              360            358          8/22/2003          9/11/2008         3,709,202       Multifamily
     67              360            359          10/2/2003         10/11/2013         3,270,463       Multifamily
----------------------------------------------------------------------------------------------------------------------------
     68              360            359          10/8/2003         10/11/2013         3,032,600       Office
     69              360            357           8/7/2003          8/11/2013         2,902,580       Office
     70              360            357           8/8/2003          8/11/2013         2,885,718       Retail
     71              360            357          7/16/2003          8/11/2013         2,771,780       Retail
     72              360            358          8/18/2003          9/11/2013         2,810,411       Retail
----------------------------------------------------------------------------------------------------------------------------
     73              360            360         10/20/2003         11/11/2013         2,695,722       Retail
     74              360            357          7/24/2003          8/11/2008         2,593,125       Retail
     75              360            357          7/30/2003          8/11/2013         2,315,112       Industrial/W'hse
     76              324            321          7/17/2003          8/11/2008         2,516,143       Self-Storage
     77              360            357          7/28/2003          8/11/2013         2,255,838       Retail
----------------------------------------------------------------------------------------------------------------------------
     78              300            297          7/18/2003          8/11/2010         2,274,286       Multifamily
     79              360            357           8/1/2003          8/11/2013         2,051,318       Industrial/W'hse
     80              360            358          8/19/2003          9/11/2013         1,956,711       Office
     81              360            359         10/10/2003         10/11/2013         1,910,682       Retail
     82              300            298          8/19/2003          9/11/2013         1,586,950       Self-Storage
----------------------------------------------------------------------------------------------------------------------------
     83              360            357           8/1/2003          8/11/2013         1,679,250       Retail
     84              360            357           8/5/2003          8/11/2013         1,685,942       Office
     84a                                                                                              Office
     84b                                                                                              Retail
     85              300            297          7/31/2003          8/11/2013         1,256,188       Retail
----------------------------------------------------------------------------------------------------------------------------
     86              360            356           7/1/2003          7/11/2013         1,236,738       Multifamily
     87              360            357          7/21/2003          8/11/2013         1,015,177       Multifamily
     88              300            297          7/31/2003          8/11/2013           875,524       Retail
     89              300            299          9/18/2003         10/11/2013           826,841       Retail
     90              360            358          8/22/2003          9/11/2013           858,480       Retail
----------------------------------------------------------------------------------------------------------------------------
     91              360            359          9/18/2003         10/11/2013           839,654       Multifamily
     92              360            360         10/23/2003         11/11/2010           883,891       Mobile Home Park
     93              300            297          7/31/2003          8/11/2013           532,928       Retail
----------------------------------------------------------------------------------------------------------------------------

                                                    ANNUAL        U/W NET             U/W NET             U/W
  CONTROL                 PREPAYMENT                 DEBT        OPERATING             CASH               NCF          APPRAISED
    NO.                   PROVISIONS              SERVICE ($)    INCOME ($)          FLOW ($)           DSCR (X)       VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
     1      L(30),D(87),O(3)                       11,867,940    24,991,447         24,246,274            2.04        334,600,000
     2      L(27),D(92),O(1)                        7,944,058    17,134,841         16,721,470            2.10        260,000,000
     3      L(29),D(28),O(3)(46)                    5,262,408    13,073,713         12,384,072            2.35        138,500,000
     3a                                                                                                                47,000,000
----------------------------------------------------------------------------------------------------------------------------------
     3b                                                                                                                48,000,000
     3c                                                                                                                43,500,000
     4      L(26),D(88),O(6)                        5,515,427    10,767,738(16)     10,357,513(16)        1.88(16)    151,000,000
     5      L(30),D(87),O(3)                        4,483,668     6,479,202          6,097,435            1.36         98,000,000
     6      L(25),D(34),O(1)                        4,472,548     6,272,252(21)      5,601,209(21)        1.25(21)     85,400,000
     7      L(27),D(33)                             2,657,454     3,756,481          3,659,400            1.38         58,000,000
----------------------------------------------------------------------------------------------------------------------------------
     8      L(28),D(31),O(1)                        2,192,533     4,057,424          3,928,480            1.79         57,100,000
     9      L(26),D(88),O(6)                        1,852,375     7,917,873          7,571,752            4.09         89,000,000
    10      L(48),D(35),O(1)                        3,370,867     5,334,800          4,465,879            1.32         50,500,000
    10a                                                                                                                 6,500,000
    10b                                                                                                                 7,600,000
----------------------------------------------------------------------------------------------------------------------------------
    10c                                                                                                                 7,800,000
    10d                                                                                                                28,600,000
    11      L(26),D(91),O(3)                        2,565,436     3,718,898          3,403,050            1.33         46,000,000
    12      L(48),D(12)                             1,525,041     2,959,112          2,856,312            1.87         42,500,000
    13      L(48),D(12)                             2,167,344     3,866,302          3,236,482            1.49         46,500,000
----------------------------------------------------------------------------------------------------------------------------------
    14      L(26),D(91),O(3)                        1,517,903     2,148,384          2,062,100            1.36         26,910,000
    15      L(36),YM1%(45),O(3)                     1,439,670     1,798,245          1,735,413            1.21         31,300,000
    16      L(28),D(88),O(4)                        1,527,395     1,984,913(29)      1,889,602(29)        1.24 (29)    28,750,000
    17      L(28),D(54),O(2)                        1,335,714     2,039,738          2,003,548            1.50         25,000,000
    18      L(48),D(66),O(6)                        1,261,890     1,910,172          1,823,080            1.44         23,800,000
----------------------------------------------------------------------------------------------------------------------------------
    19      L(25),D(94),O(1)                        1,133,913     1,619,902          1,602,902            1.41         29,100,000
    20      L(48),D(69),O(3)                        1,144,972     1,525,864(30)      1,416,691(30)        1.24(30)     20,800,000
    21      L(36),D(82),O(2)                        1,074,441     1,360,449          1,338,449            1.25         20,000,000
    22      L(48),D(18)                               886,809     1,394,864          1,298,364            1.46         18,150,000
    23      L(30),D(88),O(2)                        1,158,532    10,399,627         10,156,839            1.40(32)    156,000,000
----------------------------------------------------------------------------------------------------------------------------------
    24      L(48),D(70),O(2)                        1,010,574     1,406,759          1,337,742            1.32         17,300,000
    25      L(48),D(72)                               809,822     1,281,479          1,206,479            1.49         16,000,000
    26      L(27),D(90),O(3)                          766,581     1,247,350          1,182,932            1.54         19,800,000
    27      L(27),D(92),O(1)                          806,515     1,194,186(37)      1,090,021(37)        1.35(37)     14,500,000
    28      L(28),D(89),O(3)                          752,843     1,307,247          1,153,602            1.53         13,550,000
----------------------------------------------------------------------------------------------------------------------------------
    29      L(48),D(69),O(3)                          642,080       918,996            865,318            1.35         11,750,000
    30      L(26),D(93),O(1)                          677,194       980,778            880,797            1.30         11,800,000
    31      L(26),D(92),O(2)                          673,204       889,171            849,682            1.26         12,300,000
    32      L(48),D(71),O(1)                          673,204     1,091,631            938,366            1.39         12,000,000
    33      L(48),D(72)                               617,957       985,444            928,831            1.50         11,423,000
----------------------------------------------------------------------------------------------------------------------------------
    34      L(28),D(89),O(3)                          597,571       976,080            816,917            1.37         11,250,000
    35      L(29),D(139),O(12)                        566,135       819,306            774,247            1.37         10,250,000
    36      L(27),D(91),O(2)                          580,713       836,016            811,897            1.40         11,300,000
    37      L(28),D(90),O(2)                          593,295       889,036            858,506            1.45         10,500,000
    38      L(48),D(72)                               524,135       833,061            806,480            1.54          9,880,000
----------------------------------------------------------------------------------------------------------------------------------
    39      L(25),D(93),O(2)                          534,447       672,597            665,597            1.25          9,700,000
    40      L(26),D(92),O(2)(40)                      614,463     1,361,729          1,161,803            1.89         14,000,000
    41      L(48),YM1%(72)                            499,033       864,564            766,416            1.54          9,750,000
    42      L(48),D(72)                               501,989       817,371            769,967            1.53          9,600,000
    43      L(26),D(91),O(3)                          535,723       691,989            651,733            1.22          9,700,000
----------------------------------------------------------------------------------------------------------------------------------
    44      L(48),D(70),O(2)                          475,768       768,365            723,841            1.52          9,400,000
    45      L(36),D(26),1.5%(10),1.0%(9),O(3)         479,830       777,383            696,751            1.45          9,120,000
    46      L(28),D(92)                               482,956       749,878            724,186            1.50          8,600,000
    47      L(36),D(26),1.5%(10),1.0%(9),O(3)         472,774       741,157            651,499            1.38          9,100,000
    48      L(28),D(53),O(3)                          401,295       732,897            706,765            1.76         10,300,000
----------------------------------------------------------------------------------------------------------------------------------
    49      L(27),D(91),O(2)                          484,693       819,674            738,474            1.52          8,290,000
    50      L(26),D(56),O(2)                          407,732       637,613            594,769            1.46          8,400,000
    51      L(28),D(89),O(3)                          429,931       658,401            619,013            1.44          8,400,000
    52      L(48),D(36)                               380,070       726,230            668,098            1.76          7,900,000
    52a                                                                                                                 3,800,000
----------------------------------------------------------------------------------------------------------------------------------
    52b                                                                                                                 2,100,000
    52c                                                                                                                 2,000,000
    53      L(48),D(72)                               408,891       755,312            688,628            1.68          8,200,000
    54      L(48),D(71),O(1)                          427,103       581,097            569,476            1.33          7,550,000
    55      L(26),D(91),O(3)                          377,731       538,228            489,362            1.30          7,200,000
----------------------------------------------------------------------------------------------------------------------------------
    56      L(27),D(92),O(1)                          355,370       551,696(42)        477,330(42)        1.34(42)      7,000,000
    57      L(48),D(47),O(3)                          426,746       649,443            557,797            1.31(47)      8,700,000
    58      L(48),YM1%(72)                            316,847       536,812            504,659            1.59          6,250,000
    59      L(48),D(47),O(3)                          404,047       586,869            523,559            1.30(48)      6,700,000
    60      L(48),D(69),O(3)                          292,332       511,415            446,817            1.53          6,100,000
----------------------------------------------------------------------------------------------------------------------------------
    61      L(48),D(71),O(1)                          273,028       452,773            412,773            1.51          5,500,000
    62      L(48),D(71),O(1)                          316,409       495,708            449,239            1.42          5,600,000
    63      L(48),D(69),O(3)                          288,793       448,181            405,136            1.40          5,450,000
    64      L(48),D(47),O(3)                          374,538       578,537            508,793            1.36(49)      5,500,000
    65      L(48),D(71),O(1)                          305,606       452,896            423,518            1.39          5,740,000
----------------------------------------------------------------------------------------------------------------------------------
    65a                                                                                                                 2,350,000
    65b                                                                                                                 1,630,000
    65c                                                                                                                 1,760,000
    66      L(27),D(32),O(1)                          268,338       414,121            387,621            1.44          5,250,000
    67      L(26),D(91),O(3)                          269,259       353,867            344,617            1.28          5,225,000
----------------------------------------------------------------------------------------------------------------------------------
    68      L(48),D(69),O(3)                          272,411       363,010            345,960            1.27          4,700,000
    69      L(28),D(89),O(3)                          250,417       364,933(43)        333,375(43)        1.33(43)      4,500,000
    70      L(28),D(92)                               245,142       369,055            356,032            1.45          5,250,000
    71      L(48),D(72)                               223,889       402,530            374,848            1.67          5,270,000
    72      L(48),D(71),O(1)                          249,069       365,335            347,805            1.40          4,350,000
----------------------------------------------------------------------------------------------------------------------------------
    73      L(25),D(91),O(4)                          234,218       309,072            291,769            1.25          4,500,000
    74      L(28),D(31),O(1)                          185,957       468,006            425,752            2.29          4,640,000
    75      L(28),D(89),O(3)                          183,879       320,232            290,922            1.58          3,940,000
    76      L(48),D(11),O(1)                          190,472       285,538            276,388            1.45          3,700,000
    77      L(48),D(72)                               183,964       303,615            287,755            1.56          3,750,000
----------------------------------------------------------------------------------------------------------------------------------
    78      L(48),D(35),O(1)                          194,156       283,466            244,271            1.26          3,600,000
    79      L(28),YM1%(89),O(3)(44)                   183,706       272,568            244,935            1.33          3,160,000
    80      L(27),D(90),O(3)                          177,642       262,069            228,553            1.29          3,200,000
    81      L(26),D(91),O(3)                          170,600       233,435            226,155            1.33          3,150,000
    82      L(48),D(69),O(3)                          165,667       314,397            303,463            1.83          3,400,000
----------------------------------------------------------------------------------------------------------------------------------
    83      L(48),D(72)                               138,688       234,752            219,995            1.59          2,850,000
    84      L(28),D(89),O(3)                          150,530       227,074            201,191            1.34          2,950,000
    84a                                                                                                                 1,750,000
    84b                                                                                                                 1,200,000
    85      L(28),D(92)                               121,589       189,002            182,475            1.50          2,550,000
----------------------------------------------------------------------------------------------------------------------------------
    86      L(48),D(71),O(1)                           97,510       170,207            145,887            1.50          2,100,000
    87      L(48),D(71),O(1)                           85,504       125,885            111,385            1.30          1,600,000
    88      L(28),D(92)                                84,744       113,345            112,181            1.32          1,620,000
    89      L(26),D(91),O(3)                           85,076       197,598            179,790            2.11          2,850,000
    90      L(48),D(71),O(1)                           75,218       153,855            137,080            1.82          1,700,000
----------------------------------------------------------------------------------------------------------------------------------
    91      L(26),D(91),O(3)                           71,774       105,133             92,633            1.29          1,450,000
    92      L(25),D(56),O(3)                           69,753       115,364            108,564            1.56          1,300,000
    93      L(28),D(92)                                51,583        69,113             68,483            1.33          1,000,000
----------------------------------------------------------------------------------------------------------------------------------

                           CUT-OFF           SCHEDULED        U/W HOSPITALITY
  CONTROL     APPRAISAL      DATE            MATURITY/            AVERAGE                YEAR                      YEAR
    NO.         DATE       LTV (%)          ARD LTV (%)        DAILY RATE ($)            BUILT                   RENOVATED
----------------------------------------------------------------------------------------------------------------------------------
      1      8/31/2003       52.9               44.2                    0                2002
      2      8/1/2003        44.1               37.1                    0                1989
      3      Various         62.3               54.5                    0              Various                    Various
      3a     6/25/2003                                                                   1980                    1988, 1995
----------------------------------------------------------------------------------------------------------------------------------
      3b     6/19/2003                                                                   1984
      3c     6/12/2003                                                                   1982                       2003
      4      6/30/2003       56.9               46.8                    0                1963                       2002
      5      5/2/2003        71.0               58.6                    0                1971                       2000
      6      9/15/2003       73.2               68.4                    0                1932                       1999
      7      6/13/2003       76.7               76.7                    0                2001
----------------------------------------------------------------------------------------------------------------------------------
      8      6/22/2003       75.7               75.7                    0                1979                    1997, 1998
      9      9/15/2003       39.3               39.3                    0                1972                       2001
     10      Various         69.3               52.2                85.84    1962, 1968, 1973, 1986, 1990        2000, 2003
     10a     9/8/2003                                               78.29             1962, 1968                    2000
     10b     9/12/2003                                              69.52                1986                       2003
------------------------------------------------------------------------------------------------------------------------------------
     10c     9/8/2003                                               87.01                1990                       2000
     10d     9/1/2003                                               90.16                1973                       2003
     11      8/1/2003        73.9               63.5                    0                1974                       2002
     12      6/6/2003        78.8               78.8                    0                1998
     13      5/16/2003       69.0               64.2                    0                1972
------------------------------------------------------------------------------------------------------------------------------------
     14      9/5/2003        79.0               66.9                    0                2001
     15      6/6/2003        67.5               60.6                    0                1970
     16      6/11/2003       69.4               60.0                    0                2002
     17      4/21/2003       79.8               71.3                    0                2002
     18      6/21/2003       75.4               63.7                    0                1989
------------------------------------------------------------------------------------------------------------------------------------
     19      7/31/2003       55.0               46.4                    0                1991                       2003
     20      9/9/2003        76.9               65.1                    0                1984                       2002
     21      9/5/2003        74.7               63.4                    0                1925                       1983
     22      5/5/2003        79.9               74.6                    0             1985, 1986
     23      8/1/2003        47.8(33)           44.7(34)                0             1980, 1982           1990, 1995, 1998, 2002
------------------------------------------------------------------------------------------------------------------------------------
     24      6/22/2003       79.3               67.8                    0                1990
     25      5/28/2003       77.9               64.3                    0                1971                       2003
     26      7/17/2003       60.0               49.4                    0                1996
     27      7/8/2003        73.7               63.4                    0                1990                       1996
     28      5/28/2003       78.0               66.1                    0             2000, 2001
------------------------------------------------------------------------------------------------------------------------------------
     29      6/4/2003        78.9               66.4                    0                1989
     30      7/14/2003       78.4               66.9                    0                1985
     31      6/19/2003       74.3               63.5                    0                1954                       2002
     32      7/1/2003        76.1               65.1                    0                1999
     33      4/3/2003        78.0               65.7                    0                1986
------------------------------------------------------------------------------------------------------------------------------------
     34      6/23/2003       72.7               62.1                    0                1981
     35      5/8/2003        79.7               57.3                    0                1994
     36      5/19/2003       72.0               61.0                    0                2002
     37      2/26/2003       77.4               66.1                    0             2001/2002
     38      4/15/2003       76.6               64.5                    0                2001
------------------------------------------------------------------------------------------------------------------------------------
     39      9/12/2003       77.6               65.6                    0                2002
     40      8/1/2003        52.4               41.8(40)                0                1963                       1999
     41      4/8/2003        74.6               62.6                    0                1987
     42      3/27/2003       74.7               59.2                    0                1989                       2002
     43      7/25/2003       73.1               62.9                    0                1986                       2001
------------------------------------------------------------------------------------------------------------------------------------
     44      6/24/2003       75.3               62.8                    0                1977
     45      7/22/2003       74.4               67.1                    0                1954                       2003
     46      12/10/2002      78.9               66.8                    0                2002
     47      7/22/2003       73.5               66.3                    0                1975                       2001
     48      7/1/2003        63.8               56.1                    0                2002
------------------------------------------------------------------------------------------------------------------------------------
     49      4/25/2003       79.0               67.6                    0          1988, 1991, 1997                 1999
     50      6/20/2003       77.4               71.1                    0                1986
     51      5/21/2003       77.3               64.2                    0             2002/2003
     52      6/5/2003        74.4               66.1                    0                1983
     52a     6/5/2003                                                                    1983
------------------------------------------------------------------------------------------------------------------------------------
     52b     6/5/2003                                                                    1983
     52c     6/5/2003                                                                    1983
     53      4/21/2003       67.9               54.7                    0                1988
     54      5/30/2003       73.6               60.1                    0                2000
     55      6/25/2003       70.5               60.4                    0                1986
------------------------------------------------------------------------------------------------------------------------------------
     56      8/10/2003       70.6               59.9                    0                1979                       1996
     57      2/1/2003        52.5(47)           44.2(47)            75.85                1999
     58      2/21/2003       71.8               60.7                    0                1986                       2001
     59      2/1/2003        64.5(48)           54.4(48)            68.56                1999
     60      5/1/2003        70.2               58.9                    0             1987/1988
------------------------------------------------------------------------------------------------------------------------------------
     61      5/23/2003       76.0               63.0                    0                1973
     62      4/24/2003       74.1               63.9                    0                1972                       1998
     63      5/29/2003       74.6               63.2                    0                2002
     64      2/1/2003        72.9(49)           61.4(49)            65.96                1999
     65      Various         69.7               60.1                    0              Various
------------------------------------------------------------------------------------------------------------------------------------
     65a     5/8/2003                                                                    2002
     65b     5/4/2003                                                                    1999
     65c     5/5/2003                                                                    2001
     66      6/25/2003       76.0               70.7                    0                1973                       2002
     67      7/18/2003       74.6               62.6                    0                1857                       1984
------------------------------------------------------------------------------------------------------------------------------------
     68      9/3/2003        74.4               64.5                    0                1950                       1994
     69      6/25/2003       75.4               64.5                    0                1982
     70      5/16/2003       64.6               55.0                    0                1960                       2003
     71      6/2/2003        63.0               52.6                    0                2001
     72      7/15/2003       74.8               64.6                    0                2002
------------------------------------------------------------------------------------------------------------------------------------
     73      9/16/2003       70.0               59.9                    0                1996
     74      6/2/2003        60.2               55.9                    0                1982                       1998
     75      6/12/2003       70.8               58.8                    0                1979
     76      5/23/2003       74.7               68.0                    0             1999-2000
     77      5/27/2003       71.8               60.2                    0                1999
------------------------------------------------------------------------------------------------------------------------------------
     78      5/14/2003       74.7               63.2                    0                1971
     79      7/9/2003        74.8               64.9                    0                2001
     80      3/19/2003       70.2               61.2                    0                1995
     81      8/13/2003       70.1               60.7                    0                2001
     82      6/18/2003       58.7               46.7                    0             1993, 1999
------------------------------------------------------------------------------------------------------------------------------------
     83      6/19/2003       70.0               58.9                    0                1994
     84      7/8/2003        66.0               57.2                    0             1950, 1951                    2001
     84a     7/8/2003                                                                    1951                       2001
     84b     7/8/2003                                                                    1950                       2001
     85      5/14/2003       64.4               49.3                    0                2002
------------------------------------------------------------------------------------------------------------------------------------
     86      5/23/2003       71.1               58.9                    0             1973/1987
     87      6/9/2003        74.8               63.5                    0                1972
     88      5/14/2003       70.7               54.0                    0                2001
     89      4/28/2003       36.8               29.0                    0                1993
     90      5/10/2003       58.7               50.5                    0                1989
------------------------------------------------------------------------------------------------------------------------------------
     91      8/4/2003        68.0               57.9                    0                1977                       2001
     92      8/1/2003        75.4               68.0                    0                1976
     93      5/14/2003       69.7               53.3                    0                2002
------------------------------------------------------------------------------------------------------------------------------------

             SQ.FT.                     LOAN                        RENT
CONTROL     BED/PAD                     PER       OCCUPANCY         ROLL          OWNERSHIP
  NO.       OR ROOM       UNIT          UNIT    PERCENTAGE (%)      DATE          INTEREST
------------------------------------------------------------------------------------------------------
    1        583,688    Sq Feet(1)       303         94.1(2)      7/31/2003     Leasehold
    2        596,815    Sq Feet          192         96.3(5)      8/20/2003     Fee Simple
    3      1,686,523    Sq Feet(8)        51         95.5         8/31/2003     Fee Simple/Leasehold
    3a       648,556    Sq Feet(9)                   96.0         8/31/2003     Fee and Leasehold
------------------------------------------------------------------------------------------------------
    3b       541,305    Sq Feet(11)                  96.2         8/31/2003     Fee Simple
    3c       496,662    Sq Feet(13)                  94.1         8/31/2003     Fee Simple
    4      1,020,388    Sq Feet(15)       84         96.4(16)     9/26/2003     Fee Simple/Leasehold
    5        623,789    Sq Feet(19)       112        79.5         5/9/2003      Fee Simple
    6        427,088    Sq Feet           146        84.4(21)     8/31/2003     Leasehold
    7            411    Units         108,273        95.6         7/11/2003     Fee Simple
------------------------------------------------------------------------------------------------------
    8        331,068    Sq Feet           131        97.8         7/27/2003     Fee Simple
    9        449,718    Sq Feet(25)        78        90.4(26)     10/2/2003     Fee Simple
    10           537    Rooms          65,168        72.1         7/31/2003     Fee Simple
   10a            89    Rooms                        74.8         7/31/2003     Fee Simple
   10b           148    Rooms                        53.0         7/31/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   10c           100    Rooms                        80.0         7/31/2003     Fee Simple
   10d           200    Rooms                        81.2         7/31/2003     Fee Simple
   11        209,593    Sq Feet           162        96.7         9/3/2003      Fee Simple
   12            514    Units          65,175        98.1         6/1/2003      Fee Simple
   13        652,818    Sq Feet            49        82.3         5/9/2003      Fee Simple
------------------------------------------------------------------------------------------------------
   14        181,660    Sq Feet           117       100.0         9/16/2003     Fee Simple
   15            264    Units          80,061        94.7         5/30/2003     Fee Simple
   16         98,515    Sq Feet           203        94.8(29)     7/31/2003     Fee Simple
   17        195,659    Sq Feet           102        97.9         7/31/2003     Fee Simple
   18        203,206    Sq Feet            88        96.3         9/17/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   19             68    Units         235,294        85.3         8/24/2003     Fee Simple
   20         60,027    Sq Feet           267        82.1(30)     9/1/2003      Fee Simple
   21             88    Units         169,745       100.0         8/27/2003     Fee Simple
   22            386    Units          37,565        89.6         6/10/2003     Fee Simple
   23        879,429    Sq Feet(35)        16        98.1(36)     7/1/2003      Fee Simple
------------------------------------------------------------------------------------------------------
   24        113,303    Sq Feet           121       100.0         5/31/2003     Fee Simple
   25            300    Units          41,529        96.7         6/17/2003     Fee Simple
   26        331,027    Sq Feet            36       100.0         7/22/2003     Leasehold
   27         87,144    Sq Feet           123        93.5(37)     7/22/2003     Fee Simple
   28        129,240    Sq Feet            82        90.4         5/22/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   29         76,744    Sq Feet           121        94.7         8/15/2003     Fee Simple
   30         78,335    Sq Feet           118        93.8         9/29/2003     Fee Simple
   31        103,980    Sq Feet            88       100.0         8/27/2003     Fee Simple
   32         97,211    Sq Feet            94        99.6         6/19/2003     Fee Simple
   33        112,121    Sq Feet            79        91.1         8/1/2003      Fee Simple
------------------------------------------------------------------------------------------------------
   34        129,561    Sq Feet            63        91.4         9/28/2003     Fee Simple
   35         35,727    Sq Feet           229       100.0         7/14/2003     Fee Simple
   36        196,730    Sq Feet            41        96.4         8/13/2003     Fee Simple
   37         80,300    Sq Feet           101        98.7         7/31/2003     Fee Simple
   38         38,741    Sq Feet           195       100.0         4/1/2003      Fee Simple
------------------------------------------------------------------------------------------------------
   39             28    Units         268,750        92.9         9/29/2003     Fee Simple
   40            200    Rooms          36,681        73.6         8/31/2003     Fee Simple
   41        241,148    Sq Feet            30        96.8         5/14/2003     Fee Simple
   42         31,829    Sq Feet           225       100.0         9/17/2003     Leasehold
   43            148    Units          47,938        93.9         9/12/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   44         77,467    Sq Feet            91        96.3         7/15/2003     Fee Simple
   45         69,956    Sq Feet            97        94.1         8/4/2003      Fee Simple
   46         52,100    Sq Feet           130        96.6         8/5/2003      Fee Simple
   47         58,985    Sq Feet           113        94.1         8/4/2003      Fee Simple
   48         74,854    Sq Feet            88        91.9         7/1/2003      Fee Simple
------------------------------------------------------------------------------------------------------
   49            232    Units          28,227        94.8         9/30/2003     Fee Simple
   50            176    Units          36,932        92.6         7/22/2003     Fee Simple
   51         39,300    Sq Feet           165       100.0         8/21/2003     Fee Simple
   52         79,133    Sq Feet            74        97.9         7/15/2003     Fee Simple
   52a        35,710    Sq Feet                      95.6         7/15/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   52b        21,961    Sq Feet                     100.0         7/15/2003     Fee Simple
   52c        21,462    Sq Feet                     100.0         7/15/2003     Fee Simple
   53        152,047    Sq Feet            37        83.0         7/3/2003      Fee Simple
   54        116,205    Sq Feet            48        86.4         9/23/2003     Fee Simple
   55         37,000    Sq Feet           137       100.0         9/1/2003      Fee Simple
------------------------------------------------------------------------------------------------------
   56         51,288    Sq Feet            96        96.0(42)     8/1/2003      Fee Simple
   57            146    Rooms          31,281        53.0         4/30/2003     Fee Simple
   58         22,240    Sq Feet           202       100.0         7/11/2003     Fee Simple
   59             91    Rooms          47,518        66.8         4/30/2003     Fee Simple
   60         55,516    Sq Feet            77       100.0         3/19/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   61            160    Units          26,136        96.9         4/21/2003     Fee Simple
   62         34,950    Sq Feet           119        90.6         10/23/2003    Fee Simple
   63         33,772    Sq Feet           120       100.0         5/13/2003     Fee Simple
   64             95    Rooms          42,193        73.4         4/30/2003     Fee Simple
   65         45,567    Sq Feet            88        95.7         10/22/2003    Fee Simple
------------------------------------------------------------------------------------------------------
   65a        16,300    Sq Feet                     100.0         10/22/2003    Fee Simple
   65b        17,918    Sq Feet                     100.0         10/22/2003    Fee Simple
   65c        11,349    Sq Feet                      82.6         10/22/2003    Fee Simple
   66            106    Units          37,656        99.1         7/31/2003     Fee Simple
   67             37    Units         105,309       100.0         6/30/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   68         25,600    Sq Feet           137       100.0         9/3/2003      Fee Simple
   69         33,736    Sq Feet           101        91.9(43)     8/1/2003      Fee Simple
   70         13,384    Sq Feet           253       100.0         7/30/2003     Fee Simple
   71         23,007    Sq Feet           144        88.8         7/1/2003      Fee Simple
   72         17,929    Sq Feet           182       100.0         8/11/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   73         11,953    Sq Feet           264       100.0         10/20/2003    Leasehold
   74         69,133    Sq Feet            40        95.7         6/1/2003      Fee Simple
   75         51,973    Sq Feet            54       100.0         6/30/2003     Fee Simple
   76         91,495    Sq Feet            30        70.4         9/25/2003     Fee Simple
   77         13,741    Sq Feet           196       100.0         9/22/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   78            117    Units          22,971        99.2         5/8/2003      Fee Simple
   79         51,450    Sq Feet            46       100.0         6/26/2003     Fee Simple
   80         31,142    Sq Feet            72        90.9         8/1/2003      Fee Simple
   81         11,200    Sq Feet           197       100.0         8/13/2003     Fee Simple
   82         72,895    Sq Feet            27        96.2         7/8/2003      Fee Simple
------------------------------------------------------------------------------------------------------
   83         26,596    Sq Feet            75        91.9         6/30/2003     Fee Simple
   84         18,839    Sq Feet           103       100.0         6/30/2003     Fee Simple
   84a        13,039    Sq Feet                     100.0         6/30/2003     Fee Simple
   84b         5,800    Sq Feet                     100.0         6/30/2003     Fee Simple
   85          9,159    Sq Feet           179       100.0         4/30/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   86             80    Units          18,669        95.0         4/21/2003     Fee Simple
   87             58    Units          20,633        89.5         6/20/2003     Fee Simple
   88          5,820    Sq Feet           197       100.0         4/30/2003     Fee Simple
   89         26,150    Sq Feet            40       100.0         8/22/2003     Fee Simple
   90         10,850    Sq Feet            92       100.0         9/18/2003     Fee Simple
------------------------------------------------------------------------------------------------------
   91             50    Units          19,724       100.0         8/13/2003     Fee Simple
   92            136    Pads            7,206        85.3         7/1/2003      Fee Simple
   93          3,150    Sq Feet           221       100.0         4/30/2003     Fee Simple
------------------------------------------------------------------------------------------------------


                                LARGEST                      LARGEST        LARGEST                    2ND LARGEST
CONTROL                         TENANT                     TENANT AREA    TENANT LEASE                   TENANT
  NO.                            NAME                    LEASED (SQ. FT.)  EXP. DATE                      NAME
------------------------------------------------------------------------------------------------------------------------------------
   1     Nordstrom (3)                                       116,463       3/31/2022       Pacific Theatres (3)
   2     US Trust Company of NY                              485,691(5)    11/30/2014(6)   Smith New Court (7)
   3
   3a    Meier and Frank (10)                                183,500       12/31/2010      JC Penney (10)
------------------------------------------------------------------------------------------------------------------------------------
   3b    Dillard's (12)                                      124,863       7/31/2009       Sears (12)
   3c    Dillard's (14)                                       72,212       1/29/2010       Sears (14)
   4     Famous Barr (15)                                    204,592          NAP(17)      Sears (15)
   5     Sears (20)                                          108,440       4/12/2006       JC Penney (20)
   6     Wall Street Systems, Inc.                            48,340       4/30/2009(22)   New York Stock Exchange, Inc.
   7
------------------------------------------------------------------------------------------------------------------------------------
   8     Regal Cinema                                         55,000       9/30/2015       Publix Supermarket
   9     Target (25)                                         137,000          NAP(50)      Kohl's (25)
  10
  10a
  10b
------------------------------------------------------------------------------------------------------------------------------------
  10c
  10d
  11    New York City Housing Authority                       81,931       5/14/2017(27)   General Services Administration
  12
  13    Dobbs International Corporation                       56,569       8/31/2003       FDIC
------------------------------------------------------------------------------------------------------------------------------------
  14    Best Buy                                              45,733       1/31/2017       Linens 'N Things
  15
  16    Lucky Stores, Inc.                                    47,256       2/28/2027       Bally Total Fitness Corporation (29)
  17    Sports Warehouse                                      45,250       8/31/2016       Ross Stores
  18    Food Lion                                             47,732       4/30/2020       Fitness Visionaries
------------------------------------------------------------------------------------------------------------------------------------
  19
  20    MKM Holdings, LLC                                      6,802       4/30/2007       QD Healthcare Group, LLC (30)
  21
  22
  23    Sears                                                152,619       7/31/2010       JCPenney
------------------------------------------------------------------------------------------------------------------------------------
  24    Dominick's                                            62,303       5/31/2010       Richard Donchin d/b/a Elston Ace Hardware
  25
  26    Wal-Mart Stores, Inc.                                127,590       10/28/2022      The Stop & Shop Supermarket
  27    WL Homes LLC                                          17,467       6/30/2008       Full Spectrum Lending, Inc.
  28    O/E Enterprise Solutions Inc                          18,750       10/31/2006      Integrated Automation Solutions Inc
------------------------------------------------------------------------------------------------------------------------------------
  29    Food For Less                                         43,350       4/30/2010       Bargain 2000
  30    Ohcal Foods, Inc.                                      6,170       4/30/2008       Eichenbaum, Comer & Ratynets
  31    Federal Express Corporation                          103,980       9/8/2017
  32    Delinea Corporation                                   25,284       1/31/2006       Motel 6 Operating, LP
  33    Food Lion                                             33,800       6/17/2019       Fas Mart Convenience Stores
------------------------------------------------------------------------------------------------------------------------------------
  34    International Industrial                              16,780       11/30/2007      Greenberg, Grant & Richards
  35    Structure & Express                                   12,080       1/31/2007       The Gap
  36    Lowe's #1641                                         146,730       1/31/2023       Shoe Carnival #274
  37    Dicks Sporting Goods, Inc. #104                       47,500       1/31/2017       Rogan Shoes
  38    Anushka Salon & Sanctuary                             10,003       9/22/2008       Chardonnay Market & Bistro
------------------------------------------------------------------------------------------------------------------------------------
  39
  40
  41    King Wire Inc.                                        27,243       2/29/2004       Jomar International, Inc.
  42    Trader Joe's                                          10,000       1/1/2011        Eisenhower Immediate Care
  43
------------------------------------------------------------------------------------------------------------------------------------
  44    Office Depot                                          25,400       12/31/2009      The Dollar Tree
  45    City of White Plains                                   7,328       10/31/2005      Pristine Capital Holdings, Inc.
  46    A.J. Wright                                           25,000       8/31/2012       Laundry Room
  47    Lighthouse International                              12,145       6/30/2010       Datalan Corp.
  48    Festival Foods                                        49,838       10/31/2022      Northgate Liquor
------------------------------------------------------------------------------------------------------------------------------------
  49
  50
  51    Factory 2 U                                           15,000       3/1/2013        The Clothing Co.
  52
  52a   YMCA of Broward County                                 7,345       8/31/2003       Maritime Diesel
------------------------------------------------------------------------------------------------------------------------------------
  52b   Benchmark Realty                                       4,170       8/31/2003       Futon Arts & Expression
  52c   Fireplace & BBQ Center                                 6,221       1/31/2005       American Debt Counseling
  53    Gold's Gym                                            39,290       8/31/2012       Glen Bernie Bowling Center
  54
  55    Rushfeldt, Shelley & Drake (41)                       16,732       4/14/2009(41)   Arnold Shapiro Productions, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  56    International Education Research Foundation, Inc.      8,107       11/10/2010      Moss Beach Homes, Inc.
  57
  58    Coldwell Banker                                        4,405       10/1/2007       Ichiban Sushi
  59
  60    Gold's Gym                                            12,063       6/30/2007       Chuck E. Cheese
------------------------------------------------------------------------------------------------------------------------------------
  61
  62    Citibank (West), FSB                                   7,962       3/31/2007       Tarlow & Tarlow
  63    Northwest Valley Health Associates                    12,115       7/7/2009        Bio Medical Applications of Arizona
  64
  65
------------------------------------------------------------------------------------------------------------------------------------
  65a   F/V Medical, LLC dba Clinical Research Center        16,300       5/31/2012
  65b   State of Louisiana Department of Social Services     17,918       3/14/2009
  65c   Commercial Flooring of Baton Rouge, LLC               4,020       4/30/2006       Edward Jones
  66
  67
------------------------------------------------------------------------------------------------------------------------------------
  68    Information for Public Affairs, Inc.                  25,600       8/31/2018
  69    Bogman, Inc.                                           6,580       11/30/2009      Practice Management Services, Inc.
  70    Carl's Jr.                                             2,000       3/10/2023       GameStop, Inc.
  71    Casual Touch                                           3,040       9/14/2007       Euro Pizza & Cafe
  72    The Mattress Firm                                      4,000       7/31/2012       Payless Shoes
------------------------------------------------------------------------------------------------------------------------------------
  73    The Gap                                                8,740       10/30/2006      Nine West
  74    Excel Realty                                          36,720       7/26/2036       Tuesday Morning, Inc.
  75    Kenneth Dixon                                          4,968       10/31/2003      Compaction Plus, Inc.
  76
  77    Summerlin Vision                                       3,252       12/31/2003      Polo Cleaners
------------------------------------------------------------------------------------------------------------------------------------
  78
  79    Four Seasons Development Co., Inc.                     7,350       5/31/2008       Anaheim Armor LLC
  80    Horizon Group Properties, Inc.                        10,917       12/31/2007      Verizon Information Services
  81    Eckerd Corporation                                    11,200       8/7/2027
  82
------------------------------------------------------------------------------------------------------------------------------------
  83    Cato Store                                             8,125       1/31/2005       It's Fashion
  84
  84a   Jon Edward Fox and Associates, PC                      1,961       7/31/2004       Bala Child & Family Associates, LLC
  84b   Main Line Kosher Meats, Inc.                           3,000       3/31/2007       Hudson United Bank
  85    Pei Wei Asian Diner, Inc.                              3,802       7/31/2012       Celebrity Cafe
------------------------------------------------------------------------------------------------------------------------------------
  86
  87
  88    Tricon (KFC)                                           2,700       11/1/2021       Whataburger, Inc.
  89    CompUSA                                               26,150       2/28/2010
  90    Blockbuster Entertainment                              5,600       7/31/2006       Randy A. Daniel
------------------------------------------------------------------------------------------------------------------------------------
  91
  92
  93    KFC of America, Inc.                                   3,150       9/30/2022
------------------------------------------------------------------------------------------------------------------------------------

             2ND LARGEST       2ND LARGEST                                            3RD LARGEST
  CONTROL    TENANT AREA      TENANT LEASE                                              TENANT
    NO.    LEASED (SQ. FT.)     EXP. DATE                                                NAME
------------------------------------------------------------------------------------------------------------------------------------
     1           72,000         12/31/2022     Barnes & Noble (4)
     2           24,419         6/30/2005      Kanematsu USA, Inc.
     3
     3a         102,500         12/31/2010     Mervyn's (10)
------------------------------------------------------------------------------------------------------------------------------------
     3b          73,512         7/31/2010      JC Penney (12)
     3c          65,856         8/31/2032      JC Penney (14)
     4          168,695         1/31/2022(18)  JCPenney
     5          100,020         7/31/2004      AMC (20)
     6           46,927         4/30/2008      Maximus, Inc.
     7
------------------------------------------------------------------------------------------------------------------------------------
     8           39,157         12/31/2020     Linens n' Things Inc.
     9          100,000             NAP(50)    Loews Theatres
    10
    10a
    10b
------------------------------------------------------------------------------------------------------------------------------------
    10c
    10d
    11           48,002         9/30/2011(28)  Louise Wise
    12
    13           51,834         11/30/2004     Concorde Career College
------------------------------------------------------------------------------------------------------------------------------------
    14           37,500         1/31/2012      Barnes & Noble
    15
    16           26,892         10/31/2023     Thrifty Payless, Inc.
    17           30,161         1/31/2013      Bed Bath & Beyond
    18           33,000         2/28/2013      Dollar Tree
------------------------------------------------------------------------------------------------------------------------------------
    19
    20            6,537         10/31/2007     Black Diamond Capital Management LLC
    21
    22
    23          149,662         11/30/2008     Kaufmann's
------------------------------------------------------------------------------------------------------------------------------------
    24           10,000         9/30/2005      University of Chicago Physicians
    25
    26           57,450         7/31/2023      Regal Cinemas, Inc.
    27           17,289         4/30/2008(38)  Shimmick Construction Company, Inc. / Obayashi Corporation Joint Venture ("Shimmick")
    28           18,360         3/31/2006      Telmar Network Technology
------------------------------------------------------------------------------------------------------------------------------------
    29            9,507         11/30/2010     Radio Shack
    30            3,321         10/31/2004     Spectrum Group
    31
    32           24,641         4/30/2010      Furniture Marketing Group
    33           13,026         7/31/2010      CVS
------------------------------------------------------------------------------------------------------------------------------------
    34           16,730         5/31/2007      Consolidated Graphics
    35           10,467         11/30/2004     Starbucks
    36           10,000         2/28/2013      Deals Nothing Over a Dollar
    37           10,000         4/30/2012      David's Bridal #184
    38            4,799         7/23/2011      Channing Corporation
------------------------------------------------------------------------------------------------------------------------------------
    39
    40
    41           24,000         4/30/2005      ONPRO, Inc.
    42            7,305         12/1/2005      Banner Mattress
    43
------------------------------------------------------------------------------------------------------------------------------------
    44            9,851         1/31/2007      2nd Debut Furniture
    45            5,950         4/30/2008      Gentiva Health Services
    46            5,000         9/30/2012      DOTS, Inc.
    47           11,851         12/31/2004     Voute', Lohrfink, Magro & Collins, LLP
    48            7,150         12/31/2007     Belli Capelli
------------------------------------------------------------------------------------------------------------------------------------
    49
    50
    51            4,000         4/30/2008      Payless Shoes
    52
    52a           2,776         12/31/2003     Cygene Inc (Month to Month)
------------------------------------------------------------------------------------------------------------------------------------
    52b           2,810         9/30/2005      Autodreams
    52c           2,676         9/30/2005      So. Florida Energy
    53           30,704         8/31/2016      David's Bridal Wearhouse
    54
    55           12,333         12/31/2003     McCurdy & Liebl
------------------------------------------------------------------------------------------------------------------------------------
    56            5,677         9/27/2004      Federal Deposit Insurance Corporation (42)
    57
    58            2,980         8/17/2008      Chico's
    59
    60            6,108         6/30/2012      Super Salad
------------------------------------------------------------------------------------------------------------------------------------
    61
    62            3,193         12/31/2005     Business Law Center
    63            8,939         5/2/2007       Sun Radiology, PC
    64
    65
------------------------------------------------------------------------------------------------------------------------------------
    65a
    65b
    65c           1,340         7/31/2007      Cingular
    66
    67
------------------------------------------------------------------------------------------------------------------------------------
    68
    69            5,316         11/30/2009     Pamela G. Parker, M.D.
    70            1,600         1/31/2009      Starbucks Corp.
    71            2,677         3/31/2006      Lazy Lizard
    72            3,011         7/31/2012      Nextel Retail Store
------------------------------------------------------------------------------------------------------------------------------------
    73            1,468         10/31/2006     Sunglass Hut
    74           10,000         7/15/2007      Tadpole's
    75            4,968         10/31/2003     Peter Rudyk, Jr.
    76
    77            2,402         5/31/2007      Tan Factory
------------------------------------------------------------------------------------------------------------------------------------
    78
    79            7,350         3/31/2005      Millennium Millworks
    80           10,640         1/31/2008      Morgan Stanley Dean Witter
    81
    82
------------------------------------------------------------------------------------------------------------------------------------
    83            5,000         1/31/2005      Citifinancial, Inc.
    84
    84a           1,386         12/31/2006     ECS, Inc.
    84b           2,800         4/30/2007
    85            2,455         2/28/2013      Starbucks Corporation
------------------------------------------------------------------------------------------------------------------------------------
    86
    87
    88            3,120         2/1/2017
    89
    90            1,600         11/30/2007     Subway Sandwich
------------------------------------------------------------------------------------------------------------------------------------
    91
    92
    93
------------------------------------------------------------------------------------------------------------------------------------

                3RD LARGEST        3RD LARGEST
  CONTROL       TENANT AREA        TENANT LEASE
    NO.       LEASED (SQ. FT.)       EXP. DATE
----------------------------------------------------
      1             40,791          3/31/2017
      2             20,596          5/31/2005
      3
      3a            80,000          12/31/2010
----------------------------------------------------
      3b            65,210          8/1/2004
      3c            50,749          4/30/2008
      4            147,324          9/30/2006
      5             44,988          6/30/2016
      6             41,400          4/30/2004(23)
      7
----------------------------------------------------
      8             30,048          1/31/2013
      9             80,800          12/31/2013
     10
     10a
     10b
----------------------------------------------------
     10c
     10d
     11             30,950          11/30/2010
     12
     13             35,525          8/31/2008
----------------------------------------------------
     14             23,000          1/31/2012
     15
     16             11,180          5/31/2022
     17             24,864          1/31/2013
     18             18,527
----------------------------------------------------
     19
     20              5,322          9/30/2005
     21
     22
     23            139,634          1/31/2006
----------------------------------------------------
     24              4,000          3/31/2007
     25
     26             41,400          9/30/2028
     27             17,289          4/30/2008(39)
     28             15,000          11/30/2005
----------------------------------------------------
     29              2,572          1/31/2006
     30              2,900          7/31/2006
     31
     32             22,740          2/28/2008
     33              9,100          12/31/2005
----------------------------------------------------
     34             16,273          11/30/2007
     35              2,500          3/1/2005
     36             10,000          12/31/2007
     37              9,000          7/31/2012
     38              3,347          3/1/2004
----------------------------------------------------
     39
     40
     41             23,592          10/31/2005
     42              4,170          3/1/2012
     43
----------------------------------------------------
     44              6,466          9/30/2007
     45              5,647          3/31/2004
     46              5,000          1/31/2008
     47              7,881          4/30/2005
     48              3,200          1/31/2013
----------------------------------------------------
     49
     50
     51              2,800          3/31/2013
     52
     52a             2,512
----------------------------------------------------
     52b             2,520          12/31/2003
     52c             2,332          2/28/2006
     53             19,973          6/30/2011
     54
     55              4,000          7/31/2003
----------------------------------------------------
     56              4,858          10/31/2006
     57
     58              2,607          10/31/2007
     59
     60              4,629          9/30/2004
----------------------------------------------------
     61
     62              2,300          6/30/2004
     63              3,940          10/31/2012
     64
     65
----------------------------------------------------
     65a
     65b
     65c             1,338          7/31/2008
     66
     67
----------------------------------------------------
     68
     69              5,143          5/31/2011
     70              1,482          3/31/2013
     71              2,408          2/28/2006
     72              1,600          7/31/2007
----------------------------------------------------
     73              1,245          5/31/2006
     74              4,800          8/31/2005
     75              2,908          3/31/2006
     76
     77              1,624          12/31/2004
----------------------------------------------------
     78
     79              7,350          11/30/2006
     80              3,251          7/31/2007
     81
     82
----------------------------------------------------
     83              2,000          3/31/2006
     84
     84a             1,200          4/30/2004
     84b
     85              1,700          4/30/2012
----------------------------------------------------
     86
     87
     88
     89
     90              1,270          7/31/2004
----------------------------------------------------
     91
     92
     93
----------------------------------------------------

FOOTNOTES TO ANNEX A-1:

     (1) Reflects the total gross leasable area of the property, not all of which is included in the collateral. The collateral totals 395,225 square feet and is comprised of 344,354 square feet of in-line mall space and 50,871 square feet of office space, and additionally includes two improved pads for Nordstrom and Pacific Theatres, two improved outparcels, and one unimproved outparcel. The collateral does not include the improvements on the Nordstrom and Pacific Theatres pads.

     (2)    Reflects overall mall occupancy.

     (3) Tenant owns its improvements and sub-leases its pad from the borrower; thus, the pad but not the improvements are part of the collateral.

     (4) Borrower owns both its pad and improvements, both of which are part of the collateral.

     (5) Occupancy Percentage includes space on the 19th, 20th and 21st floors vacated by McKinsey & Company in late 2002 that US Trust exercised its right to obtain. This lease commenced in November 2002 and expires November 2014. A small portion of the 19th floor has been subleased to two entities through June 2004, who are currently in occupancy. The remainder of the 19th floor, as well as all of the 20th and 21st floors have not yet been occupied by US Trust, and may be available for sublease. Occupancy Percentage excludes 14,709 square feet on the 22nd floor leased to Guy Carpenter. Guy Carpenter has vacated that space and continues to pay rent, although that space is currently available for sublease. The property was 96.3% leased and as of August 20, 2003, Occupancy Percentage was 85.6%.

     (6) US Trust leases multiple spaces at the property, with the majority of the space expiring November 30, 2014, 10,174 square feet expiring on November 30, 2006 and 7,718 square feet expiring on June 30, 2005.

     (7) Smith New Court subleases its space to US Trust through the term of its lease.

     (8) Reflects the aggregate total gross leaseable area of the three properties, not all of which is part of the collateral. The collateral totals 1,239,192 square feet.

     (9) Reflects the total gross leasable area of the property, not all of which is part of the collateral. The collateral totals 210,556 square feet and is comprised of 165,556 square feet of in-line mall space and 45,000 square feet of outparcel improvements.

     (10) Anchor owns its pad and improvements, neither of which are part of the collateral.

     (11) Reflects the total gross leasable area of the property, not all of which is part of the collateral. The collateral totals 531,974 square feet and is comprised of 323,925 square feet of anchor space, 184,580 square feet of in-line space, and 23,469 square feet of improvements on four outparcels, plus six undeveloped outparcels.

     (12) Borrower owns the pad and improvements, both of which are part of the collateral.

     (13) Reflects the total gross leasable area of the property, not all of which is part of the collateral. The collateral totals 496,662 square feet and is comprised of 269,217 square feet of anchor space, 203,445 square feet of in-line mall space and 24,000 square feet of outparcel improvements.

     (14) Borrower owns both pad and improvements, both of which are part of the collateral.

     (15) Reflects total gross leasable area of the property, not all of which is part of the collateral. The collateral totals 451,651 square feet, which includes 147,324 square feet of anchor space (JCPenney). Famous Barr owns its own pad and improvements (neither of which are part of the collateral) and Sears, Dillard's, and four outparcels own their improvements and ground lease their pads, thus those improvements are not part of the collateral.

     (16) Occupancy Percentage is as of September 26, 2003 and is based on overall projected mall occupancy. U/W Net Cash Flow, U/W NCF DSCR and Occupancy Percentage include signed leases with Hollister, Gymboree, Goldend Touch and The Buckle, all of which are expected to be in-place by December 1, 2003, a signed lease with Blue Sea Photo which is expected to be in place by April 1, 2004 and a dark 17,250 square foot space leased to Kids R Us. Kids R Us is currently paying rent.

     (17) NAP means not applicable as the anchor owns its store and pad, neither are part of the collateral.

     (18) The expiration date with respect to Sears reflects the expiration date of the ground lease. The expiration date, with the inclusion of all options exercisable by mortgagee, is in 2071.

     (19) Reflects total gross leasable area of the property, not all of which is part of the collateral. The Dartmouth Mall Mortgaged Property totals 530,666 square feet and is comprised of 208,460 square feet of anchor space, in-line mall space with 232,299 square feet, a movie theater complex with 44,988 square feet, Bally's Total Fitness with 22,568 square feet, and outparcel improvements of 22,351 square feet.

     (20) Borrower owns both the pad and improvements, both of which are part of the collateral.

     (21) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on the inclusion of two tenants who are currently paying annual rents totaling $632,100, but are currently not in occupancy. The amount of $630,000 was escrowed at closing and will be released upon the occupancy of both spaces, or any other currently unoccupied spaces with an aggregate annual rental income of $630,000. Excluding these two tenants, the property is 78.8% occupied and overall occupancy is 77.7%. The subject is 84.4% leased. Eight tenants (occupying 104,426 square feet and paying $3,023,934 of base rent (26.6% of total base rent)) included in Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR have early termination options. Additionally, American Marine is receiving free rent through April 30, 2004, Joseph Gunnar is paying reduced rent through August 31, 2004, Horizon Engineering is receiving free rent in August and September of 2004 and 2005, and David Sasoon is receiving free rent in the first month of its lease and reduced rent from the second through the 13th month of its lease. For those tenants, the U/W Net Cash Flow and U/W NCF DSCR includes the unabated rental income.

     (22) Wall Street Systems leases multiple spaces at the property, with lease expirations as follows: 34,340 square feet (April 30, 2009) and 14,000 square feet (December 31, 2010). Additionally, Wall Street Systems has termination options on 31,880 square feet of space (23-25th and 33rd floors), the earliest of which is January 1, 2005.

     (23) Maximus leases multiple spaces at the property, with lease expirations as follows: 14,000 square feet (June 30, 2006) and 27,400 square feet (April 30, 2004). Additionally, Maximus may terminate its lease upon 90 days notice if State of New York cancels its contract or allows its contract with Maximus to expire.

     (24) Monthly payments shall be interest only for each monthly payment date until the anticipated repayment date. From and after the anticipated repayment date, certain excess cash flow will be applied to amortize the underlying mortgage loan.

     (25) Reflects total gross leasable area of the collateral, including a 40,293 square foot convenience center that is adjacent to the mall. Square footage excludes approximately 407,300 square feet of non-collateral space, which, as reported by the borrower, includes space occupied by Kohls, Staples, Target, Dollar Tree and Best Buy and approximately 111,300 square feet of vacant space on which, as reported by the borrower, a Stop and Shop and Pier 1 Imports, are being built out. Leases for non-collateral space were not made available. The gross leaseable area of collateral and non-collateral space is 857,018 square feet. The square footage of non-collateral space was based upon estimates provided by the borrower.

     (26) Occupancy Percentage is as of October 2, 2003 and reflects the total occupancy of that portion of the mall that constitutes collateral, which includes a 40,293 square foot convenience center that is adjacent to the mall. In-line occupancy is 84.4%.

     (27) New York City Housing Authority occupies five spaces with lease expirations as follows: 31,630 square feet (September 2009) and 50,301 square feet (May 2017).

     (28) General Services Administration occupies five spaces with lease expirations as follows: 4,213 square feet (September 2006); 3,915 square feet (September 2007); 5,180 square feet (August 2011); 8,608 square feet (July 2011); and 26,086 square feet (September 2011).

     (29) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on the inclusion of executed leases with Bally Total Fitness Corp. and Hollywood Entertainment Corp., although those tenants are currently not in occupancy. Including those leases, the subject property is expected to be 94.8% occupied by January 2004. A $157,920 holdback was established at closing, which will be held in escrow until Bally Total Fitness Corp. is in occupancy, open for business and paying unabated rent. Bally's lease is guaranteed by Bally Total Fitness Holding Corp. The borrower also posted a $2 million letter of credit of which $1.36 million represents the loan proceeds allocable to the difference between the in-place U/W Net Cash Flow and the anticipated net cash flow derived from the Hollywood Entertainment Corp. lease and certain additional lease- up assumptions. As of July 31, 2003, the current occupancy of the property was 61.6%, excluding leases for Bally's and Hollywood.

     (30) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on the inclusion of an executed lease to Renaissance Ventures, LLC (2,780 square feet) and expansion space for QD Healthcare Group LLC (1,637 square feet), although those tenants are currently not in occupancy. The following amounts were escrowed at closing: (i) $43,727, which will be released when Renaissance is in occupancy and paying unabated rent (the estimated unabated rent commencement date is January 15, 2004) and (ii) $15,347, which will be released when QD Healthcare is in occupancy of its expansion space and paying unabated rent (estimated unabated rent commencement date is November 1, 2003). As of September 1, 2003, the current occupancy at the property is 74.7%. An additional holdback of $1,000,000 will be released to the borrower upon satisfaction of certain lease-up criteria as set forth in the mortgage and, if not released within three years of the origination date, that $1,000,000 will be held as additional collateral for the remainder of the loan term.

     (31) Weighted average of four component interest rates of the Sangertown Square Mortgage Loan.

     (32) Calculated based on actual debt constant of 9.500% on the aggregate original principal balance of both the Sangertown Square Mortgage Loan and the Sangertown Square Non-Trust Loan. The original principal balance of the Sangertown Square Non- Trust Loan is $62,145,750.

     (33) Calculated based on the aggregate cut-off date balance of both the Sangertown Square Mortgage Loan and the Sangertown Square Non-Trust Loan. The cut-off date balance of the Sangertown Square Non-Trust Loan is $60,351,947.

     (34) Calculated based on the aggregate balloon balance of both the Sangertown Square Mortgage Loan and the Sangertown Square Non-Trust Loan. The balloon balance of the Sangertown Square Non-Trust Loan is $55,596,976.

     (35) Reflects total gross leasable area of the property, not all of which is part of the collateral. The collateral totals 753,429 square feet and is comprised of 441,915 square feet of anchor space, in-line space and other mall space of with an aggregate of 311,514 square feet. Collateral also includes the pad but not the improvements for one anchor, as that anchor owns its improvements but leased its pad from the borrower.

     (36)   Reflects overall mall occupancy.

     (37) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on the inclusion of Suite 690 for which Hewlett-Packard (HP) has exercised an option to terminate its lease on December 14, 2003. The amount of $400,000 was held back at closing due to the early termination option of that portion of the HP lease. HP leases two spaces at the property: Suite 600 with 8,658 square feet and Suite 690 with 5,500 square feet. The holdback will be released to the borrower upon the occurrence of: (a) leasing either Suite 690 or Suite 700 (which has 4,515 square feet of vacant space) to a tenant acceptable to lender for a minimum term of five years and on other terms acceptable to lender, or (b) leasing of both Suite 690 and Suite 700 to tenants acceptable to lender for a minimum term of three years each and on terms otherwise acceptable to lender.

     (38) Full Spectrum Lending, Inc. occupies 17,289 square feet with a lease expiration of April 30, 2008; however, the tenant has the option to terminate its lease in March 2006 provided six months prior notice is given and a termination payment of six months rent is paid.

     (39) Shimmick occupies two spaces at the property (one is a sublease from Family Products) with lease expirations as follows: 9,704 square feet (56.1% of Shimmick's total space) expiring April 30, 2008 and 7,585 square feet (43.9% of Shimmick's total space) expiring July 20, 2005.

     (40) From December 11, 2003 until December 11, 2008, to the extent available from monthly cash flow after the payment of debt service, reserves, and operating expenses, 50% of all remaining excess cash flow will be applied monthly to the principal balance of the loan as additional amortization. Statistical information on Annex A-1 does not take the excess cash flow into consideration.

     (41) In the event of a vacancy by any sub-tenant, Rushfeldt, Shelley & Drake is responsible for all lease payments until March 31, 2009. Commencing on the earlier of the date that Rushfeldt, Shelly & Drake delivers a termination notice of its lease, and April 11, 2009, and continuing thereafter until either (a) the lender receives (x) written certification that the termination notice was withdrawn or
            (y) satisfactory evidence that the vacated space has been sublet and all free rent periods have expired, and the replacement tenant has delivered an estoppel certificate; or (b) the achievement of an actual debt service coverage ratio of 1.25x for the previous two consecutive calendar quarters, all excess cash flow must be deposited into an escrow account.

     (42) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on recently executed leases with Wells Fargo (1,840 square feet) and FDIC (4,858 square feet); Wells Fargo took occupancy on October 1, 2003 and FDIC is expected to take occupancy on December 1, 2003. As of August 1, 2003, the property was 95.9% leased and 88.4% occupied.

     (43) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on a recently executed lease with RE/MAX, although that tenant is currently not in occupancy. The amount of $200,000 was escrowed at closing and will be released when RE/MAX is in occupancy, open for business and paying rent, which is expected to be by December 2003. As of August 1, 2003, occupancy at the property was 80.4% excluding the lease for RE/MAX.

     (44) The collateral is comprised of seven separate parcels of land. At any time after the related lockout expiration date and prior to the maturity date, the borrower may cause the release of up to two parcels, provided that certain requirements in the mortgage are met, including the payment of the release price as set forth in the related loan documents.

     (45) With regard to cross-collateralized mortgage loans, each such mortgage loan with a particular letter designation in the "Cross-Collateralized Groups" column is cross-collateralized with those mortgage loans with the same letter designation.

     (46) From and after April 11, 2008, the borrower may obtain the release of a GGP Mall subject to certain conditions, including payment to the mortgagee of a release price as set forth in the related loan documents.

     (47) Calculated based on the A Note original balance of $4,587,751, and the A Note cut-off date balance of $4,567,095.

     (48) Calculated based on the A Note original balance of $4,343,722, and the A Note cut-off date balance of $4,324,165.

     (49) Calculated based on the A Note original balance of $4,026,484, and the A Note cut-off date balance of $4,008,355.

     (50) NAP means not applicable as the anchor space is not part of the collateral.

                                   ANNEX A-3
            CERTAIN MONETARY TERMS OF THE UNDERLYING MORTGAGE LOANS

                 (This Page Has Been Left Blank Intentionally)

                                                                     ANNEX A-3-1


                    LB-UBS COMMERCIAL MORTGAGE TRUST 2003-C8


                                                                      ORIGINAL       REMAINING
 CONTROL                                                          INTEREST-ONLY   INTEREST-ONLY     AMORTIZATION
   NO.                          PROPERTY NAME                      PERIOD (MOS.)   PERIOD (MOS.)        TYPE                ARD
------------------------------------------------------------------------------------------------------------------------------------
    1        The Grove                                                   0               0          ARD                   6/11/2013
    2        114 West 47th Street                                        0               0          ARD                   9/11/2013
    3        GGP JP Realty Portfolio                                     0               0          ARD                   7/11/2008
    4        Westfield Shoppingtown South County                         0               0          ARD                  10/11/2013
    5        Dartmouth Mall                                              0               0          Balloon
    6        30 Broad Street                                             0               0          Balloon
    7        Oakwood Dulles                                             60              58          Interest-Only (3)     9/11/2008
    8        The Plaza at Delray                                        60              57          Interest-Only
    9        Liberty Tree Mall                                         120             119          Interest-Only
    10       Milestone Hotel Portfolio                                   0               0          Balloon
    11       55 West 125th Street                                        0               0          Balloon
    12       Oakwood Grand Venetian                                     60              57          Interest-Only
    13       Clark Tower                                                 0               0          Balloon
    14       Centre at Westbank                                          0               0          Balloon
    15       Haver Hill Apartments                                       0               0          Balloon
    16       Oceanview Village Shopping Center                           0               0          ARD                   8/11/2013
    17       Grand Mesa Center                                           0               0          Balloon
    18       Gunston Plaza Shopping Center                               0               0          Balloon
    19       Malibu Bella Mar Apartments                                 0               0          Balloon
    20       One Sound Shore Drive                                       0               0          Balloon
    21       Clinton Apartments                                          0               0          Balloon
    22       Polo Park                                                  18              15          Balloon
    23       Sangertown Square Mall                                      0               0          ARD                   12/1/2009
    24       Jeffery Plaza                                               0               0          Balloon
    25       Pines of Green Run Apartments                               0               0          Balloon
    26       Pohatcong Plaza                                             0               0          Balloon
    27       5805 Sepulveda Boulevard                                    0               0          Balloon
    28       Loveton Business Park                                       0               0          Balloon
    29       Margarita Plaza                                             0               0          Balloon
    30       The Chateau Office                                          0               0          Balloon
    31       Federal Express Building                                    0               0          ARD                  10/11/2013
    32       Parkside Corporate Center                                   0               0          Balloon
    33       Brandy Hill Plaza                                           0               0          Balloon
    34       Spectrum Office Building                                    0               0          Balloon
    35       San Felipe Shopping Center                                  0               0          ARD                   7/11/2018
    36       Newpointe Plaza Phase II                                    0               0          Balloon
    37       East 53rd - Davenport                                       0               0          Balloon
    38       PGA Commons                                                 0               0          Balloon
    39       43 Avenue C                                                 0               0          Balloon
    40       Best Western - Green Tree                                   0               0          Balloon
    41       Post and Paddock                                            0               0          Balloon
    42       Canyon Plaza North                                          0               0          Balloon
    43       Park Villa Apartments                                       0               0          Balloon
    44       Lakeside Shopping Center                                    0               0          Balloon
    45       7-11 South Broadway                                         0               0          Balloon
    46       Franklin Square                                             0               0          Balloon
    47       170 Hamilton Avenue                                         0               0          Balloon
    48       Andover Station                                             0               0          Balloon
    49       Maverick/Hidden Village Apartments                          0               0          Balloon
    50       Sunchase Olympiad                                          24              23          Balloon
    51       Agua Fria Towne Center                                      0               0          Balloon
    52       The Shoppes of Wiles Road                                   0               0          Balloon
    53       Beltway Crossing                                            0               0          Balloon
    54       Silverado Self Storage                                      0               0          Balloon
    55       12925 Riverside Drive                                       0               0          Balloon
    56       6133 Bristol Parkway                                        0               0          Balloon
    57       Springhill Suites by Marriott - Boca Raton                  0               0          Balloon
    58       707 Foothill Boulevard                                      0               0          Balloon
    59       TownePlace Suites by Marriott - Boca Raton                  0               0          Balloon
    60       Centerpoint Shopping Center                                 0               0          Balloon
    61       380 Harding Apartments                                      0               0          Balloon
    62       Citibank Building                                           0               0          Balloon
    63       Plaza Medical & Research Center                             0               0          Balloon
    64       TownePlace Suites by Marriott - Fort Lauderdale             0               0          Balloon
    65       Montagnet                                                   0               0          Balloon
    66       San Marco Village                                           0               0          Balloon
    67       Smythe Corners Apartments                                   0               0          Balloon
    68       2101 K Street                                               0               0          Balloon
    69       The Harkins Office Building                                 0               0          Balloon
    70       Prairie Retail Plaza                                        0               0          Balloon
    71       Plaza Fountainside                                          0               0          Balloon
    72       Skillman Towne Crossing                                     0               0          Balloon
    73       The Sinclair                                                0               0          Balloon
    74       Lithia Square                                               0               0          Balloon
    75       Oak Business Center                                         0               0          Balloon
    76       AAA Self Storage                                            0               0          Balloon
    77       Summergate Shopping Center                                  0               0          Balloon
    78       Hyacinth Square Apartments                                  0               0          Balloon
    79       West Little York                                            0               0          Balloon
    80       5000 Hakes Drive                                            0               0          Balloon
    81       Eckerd - Morganton                                          0               0          Balloon
    82       East Wenatchee Storage                                      0               0          Balloon
    83       Gulfport Plaza                                              0               0          Balloon
    84       29 Bala Avenue and 919-921 Montgomery Avenue                0               0          Balloon
    85       IBP Retail Strip                                            0               0          Balloon
    86       Parliament Place                                            0               0          Balloon
    87       Torrey Pines Apartments                                     0               0          Balloon
    88       IBP KFC & Whataburger                                       0               0          Balloon
    89       CompUSA                                                     0               0          Balloon
    90       Charger Square                                              0               0          Balloon
    91       Bottlebrush Apartments                                      0               0          Balloon
    92       Gulf Breeze Mobile Home Park                                0               0          Balloon
    93       IBP KFC                                                     0               0          Balloon




                                       ORIGINAL                 REMAINING           REMAINING        U/W      CUT-OFF    SCHEDULED
 CONTROL                 MORTGAGE   AMORTIZATION  SEASONING      TERM TO       LOCKOUT/DEFEASANCE     NCF       DATE      MATURITY/
   NO.     MATURITY      RATE(%)     TERM (MOS.)    (MOS.)    MATURITY (MOS.)      PERIOD (MOS.)    DSCR (X)    LTV (%)  ARD LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
    1       6/11/2033     5.305           360         5            115                   112        2.04      52.9            44.2
    2       3/11/2014     5.625           360         2            118                   117        2.10      44.1            37.1
    3       7/11/2028     3.564           300         4             56                53 (15)       2.35      62.3            54.5
    4      10/11/2033     4.961           360         1            119                   113     1.88 (1)     56.9            46.8
    5       6/11/2013     4.950           360         5            115                   112        1.36      71.0            58.6
    6      11/11/2008     5.950           360         0             60                    59     1.25 (2)     73.2            68.4
    7       9/11/2033     5.890             0         2             58                    58        1.38      76.7            76.7
    8       8/11/2008     5.000             0         3             57                    56        1.79      75.7            75.7
    9      10/11/2013     5.220             0         1            119                   113        4.09      39.3            39.3
    10     11/11/2010     6.780           216         0             84                    83        1.32      69.3            52.2
    11     10/11/2013     6.450           360         1            119                   116        1.33      73.9            63.5
    12      8/11/2008     4.490             0         3             57                    57        1.87      78.8            78.8
    13      8/11/2008     5.390           360         3             57                    57        1.49      69.0            64.2
    14     10/11/2013     5.920           360         1            119                   116        1.36      79.0            66.9
    15      8/11/2010     5.470           360         3             81                    33        1.21      67.5            60.6
    16      8/11/2033     6.566           360         3            117                   113     1.24 (4)     69.4            60.0
    17      8/11/2010     5.320           360         3             81                    79        1.50      79.8            71.3
    18      8/11/2013     5.760           360         3            117                   111        1.44      75.4            63.7
    19     11/11/2013     5.860           360         0            120                   119        1.41      55.0            46.4
    20     11/11/2013     5.950           360         0            120                   117     1.24 (5)     76.9            65.1
    21     10/11/2013     5.990           360         1            119                   117        1.25      74.7            63.4
    22      2/11/2009     4.550           360         3             63                    63        1.46      79.9            74.6
    23      12/1/2029    8.085 (6)        360        47             73                    71     1.40 (7)  47.8 (8)        44.7 (9)
    24      9/11/2013     6.200           360         2            118                   116        1.32      79.3            67.8
    25      8/11/2013     5.050           360         3            117                   117        1.49      77.9            64.3
    26      9/11/2013     5.000           360         2            118                   115        1.54      60.0            49.4
    27      9/11/2013     6.440           360         2            118                   117    1.35 (10)     73.7            63.4
    28      8/11/2013     5.880           360         3            117                   114        1.53      78.0            66.1
    29      8/11/2013     5.620           360         3            117                   114        1.35      78.9            66.4
    30     10/11/2013     6.150           360         1            119                   118        1.30      78.4            66.9
    31     10/11/2033     6.210           360         1            119                   117        1.26      74.3            63.5
    32      8/11/2013     6.210           360         3            117                   116        1.39      76.1            65.1
    33      6/11/2013     5.621           360         5            115                   115        1.50      78.0            65.7
    34      8/11/2013     6.120           360         3            117                   114        1.37      72.7            62.1
    35      7/11/2033     5.620           360         4            176                   164        1.37      79.7            57.3
    36      9/11/2013     5.910           360         2            118                   116        1.40      72.0            61.0
    37      8/11/2013     6.110           360         3            117                   115        1.45      77.4            66.1
    38      7/11/2013     5.610           360         4            116                   116        1.54      76.6            64.5
    39     11/11/2013     5.880           360         0            120                   118        1.25      77.6            65.6
    40     10/11/2013     6.850           300         1            119               117 (11)       1.89      52.4        41.8 (11)
    41      7/11/2013     5.530           360         4            116                    44        1.54      74.6            62.6
    42      8/11/2013     5.300           324         3            117                   117        1.53      74.7            59.2
    43     10/11/2013     6.450           360         1            119                   116        1.22      73.1            62.9
    44      8/11/2013     5.350           360         3            117                   115        1.52      75.3            62.8
    45      9/11/2010     5.820           360         2             82                    60        1.45      74.4            67.1
    46      8/11/2013     5.880           360         3            117                   117        1.50      78.9            66.8
    47      9/11/2010     5.820           360         2             82                    60        1.38      73.5            66.3
    48      8/11/2010     4.500           360         3             81                    78        1.76      63.8            56.1
    49      9/11/2013     6.250           360         2            118                   116        1.52      79.0            67.6
    50     10/11/2010     4.768           360         1             83                    81        1.46      77.4            71.1
    51      8/11/2013     5.220           360         3            117                   114        1.44      77.3            64.2
    52      8/11/2010     5.000           360         3             81                    81        1.76      74.4            66.1
    53      6/11/2013     5.750           324         5            115                   115        1.68      67.9            54.7
    54      8/11/2013     6.230           324         3            117                   116        1.33      73.6            60.1
    55     10/11/2013     6.310           360         1            119                   116        1.30      70.5            60.4
    56      9/11/2013     5.980           360         2            118                   117    1.34 (12)     70.6            59.9
    57      9/11/2011     7.770           279         4             94                    91    1.31 (16) 52.5 (16)       44.2 (16)
    58      8/11/2013     5.800           360         3            117                    45        1.59      71.8            60.7
    59      9/11/2011     7.770           279         4             94                    91    1.30 (17) 64.5 (17)       54.4 (17)
    60      7/11/2013     5.480           360         4            116                   113        1.53      70.2            58.9
    61      7/11/2013     5.080           360         4            116                   115        1.51      76.0            63.0
    62     11/11/2013     6.550           360         0            120                   119        1.42      74.1            63.9
    63      8/11/2013     5.860           360         3            117                   114        1.40      74.6            63.2
    64      9/11/2011     7.770           279         4             94                    91    1.36 (18) 72.9 (18)       61.4 (18)
    65     11/11/2013     6.570           360         0            120                   119        1.39      69.7            60.1
    66      9/11/2008     5.360           360         2             58                    57        1.44      76.0            70.7
    67     10/11/2013     5.620           360         1            119                   116        1.28      74.6            62.6
    68     10/11/2013     6.750           360         1            119                   116        1.27      74.4            64.5
    69      8/11/2013     6.220           360         3            117                   114    1.33 (13)     75.4            64.5
    70      8/11/2013     6.020           360         3            117                   117        1.45      64.6            55.0
    71      8/11/2013     5.380           360         3            117                   117        1.67      63.0            52.6
    72      9/11/2013     6.570           360         2            118                   117        1.40      74.8            64.6
    73     11/11/2013     6.310           360         0            120                   116        1.25      70.0            59.9
    74      8/11/2008     5.270           360         3             57                    56        2.29      60.2            55.9
    75      8/11/2013     5.170           360         3            117                   114        1.58      70.8            58.8
    76      8/11/2008     5.150           324         3             57                    56        1.45      74.7            68.0
    77      8/11/2013     5.500           360         3            117                   117        1.56      71.8            60.2
    78      8/11/2010     5.250           300         3             81                    80        1.26      74.7            63.2
    79      8/11/2013     6.710           360         3            117                25 (14)       1.33      74.8            64.9
    80      9/11/2013     6.890           360         2            118                   115        1.29      70.2            61.2
    81     10/11/2013     6.670           360         1            119                   116        1.33      70.1            60.7
    82      9/11/2013     6.740           300         2            118                   115        1.83      58.7            46.7
    83      8/11/2013     5.660           360         3            117                   117        1.59      70.0            58.9
    84      8/11/2013     6.670           360         3            117                   114        1.34      66.0            57.2
    85      8/11/2013     5.500           300         3            117                   117        1.50      64.4            49.3
    86      7/11/2013     5.080           360         4            116                   115        1.50      71.1            58.9
    87      8/11/2013     5.910           360         3            117                   116        1.30      74.8            63.5
    88      8/11/2013     5.500           300         3            117                   117        1.32      70.7            54.0
    89     10/11/2013     6.500           300         1            119                   116        2.11      36.8            29.0
    90      9/11/2013     6.420           360         2            118                   117        1.82      58.7            50.5
    91     10/11/2013     6.100           360         1            119                   116        1.29      68.0            57.9
    92     11/11/2010     5.900           360         0             84                    81        1.56      75.4            68.0
    93      8/11/2013     5.500           300         3            117                   117        1.33      69.7            53.3




(1) Occupancy Percentage is as of September 26, 2003 and is based on overall projected mall occupancy. U/W Net Cash Flow, U/W NCF DSCR and Occupancy Percentage include signed leases with Hollister, Gymboree, Goldend Touch and The Buckle, all of which are expected to be in-place by December 1, 2003, a signed lease with Blue Sea Photo which is expected to be in place by April 1, 2004 and a dark 17,250 square foot space leased to Kids R Us. Kids R Us is currently paying rent.


(2) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on the inclusion of two tenants who are currently paying annual rents totaling $632,100, but are currently not in occupancy. The amount of $630,000 was escrowed at closing and will be released upon the occupancy of both spaces, or any other currently unoccupied spaces with an aggregate annual rental income of $630,000. Excluding these two tenants, the property is 78.8% occupied and overall occupancy is 77.7%. The subject is 84.4% leased. Eight tenants (occupying 104,426 square feet and paying $3,023,934 of base rent (26.6% of total base rent)) included in Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR have early termination options. Additionally, American Marine is receiving free rent through April 30, 2004, Joseph Gunnar is paying reduced rent through August 31, 2004, Horizon Engineering is receiving free rent in August and September of 2004 and 2005, and David Sasoon is receiving free rent in the first month of its lease and reduced rent from the second through the 13th month of its lease. For those tenants, the U/W Net Cash Flow and U/W NCF DSCR includes the unabated rental income.

(3) Monthly payments shall be interest only for each monthly payment date until the anticipated repayment date. From and after the anticipated repayment date, certain excess cash flow will be applied to amortize the underlying mortgage loan.

(4) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on the inclusion of executed leases with Bally Total Fitness Corp. and Hollywood Entertainment Corp., although those tenants are currently not in occupancy. Including those leases, the subject property is expected to be 94.8% occupied by January 2004. A $157,920 holdback was established at closing, which will be held in escrow until Bally Total Fitness Corp. is in occupancy, open for business and paying unabated rent. Bally's lease is guaranteed by Bally Total Fitness Holding Corp. The borrower also posted a $2 million letter of credit of which $1.36 million represents the loan proceeds allocable to the difference between the in-place U/W Net Cash Flow and the anticipated net cash flow derived from the Hollywood Entertainment Corp. lease and certain additional lease-up assumptions. As of July 31, 2003, the current occupancy of the property was 61.6%, excluding leases for Bally's and Hollywood.

(5) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on the inclusion of an executed lease to Renaissance Ventures, LLC (2,780 square feet) and expansion space for QD Healthcare Group LLC (1,637 square feet), although those tenants are currently not in occupancy. The following amounts were escrowed at closing: (i) $43,727, which will be released when Renaissance is in occupancy and paying unabated rent (the estimated unabated rent commencement date is January 15, 2004) and (ii) $15,347, which will be released when QD Healthcare is in occupancy of its expansion space and paying unabated rent (estimated unabated rent commencement date is November 1, 2003). As of September 1, 2003, the current occupancy at the property is 74.7%. An additional holdback of $1,000,000 will be released to the borrower upon satisfaction of certain lease-up criteria as set forth in the mortgage and, if not released within three years of the origination date, that $1,000,000 will be held as additional collateral for the remainder of the loan term.

(6) Weighted average of four component interest rates of the Sangertown Square Mortgage Loan.


(7) Calculated based on actual debt constant of 9.500% on the aggregate original principal balance of both the Sangertown Square Mortgage Loan and the Sangertown Square Non-Trust Loan. The original principal balance of the Sangertown Square Non-Trust Loan is $62,145,750.

(8) Calculated based on the aggregate cut-off date balance of both the Sangertown Square Mortgage Loan and the Sangertown Square Non-Trust Loan. The cut-off date balance of the Sangertown Square Non-Trust Loan is $60,351,947.

(9) Calculated based on the aggregate balloon balance of both the Sangertown Square Mortgage Loan and the Sangertown Square Non-Trust Loan. The balloon balance of the Sangertown Square Non-Trust Loan is $55,596,976.

(10) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on the inclusion of Suite 690 for which Hewlett-Packard (HP) has exercised an option to terminate its lease on December 14, 2003. The amount of $400,000 was held back at closing due to the early termination option of that portion of the HP lease. HP leases two spaces at the property: Suite 600 with 8,658 square feet and Suite 690 with 5,500 square feet. The holdback will be released to the borrower upon the occurrence of: (a) leasing either Suite 690 or Suite 700 (which has 4,515 square feet of vacant space) to a tenant acceptable to lender for a minimum term of five years and on other terms acceptable to lender, or (b) leasing of both Suite 690 and Suite 700 to tenants acceptable to lender for a minimum term of three years each and on terms otherwise acceptable to lender.

(11) From December 11, 2003 until December 11, 2008, to the extent available from monthly cash flow after the payment of debt service, reserves, and operating expenses, 50% of all remaining excess cash flow will be applied monthly to the principal balance of the loan as additional amortization. Statistical information on Annex A-1 does not take the excess cash flow into consideration.


(12) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on recently executed leases with Wells Fargo (1,840 square feet) and FDIC (4,858 square feet); Wells Fargo took occupancy on October 1, 2003 and FDIC is expected to take occupancy on December 1, 2003. As of August 1, 2003, the property was 95.9% leased and 88.4% occupied.


(13) Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated based on a recently executed lease with RE/MAX, although that tenant is currently not in occupancy. The amount of $200,000 was escrowed at closing and will be released when RE/MAX is in occupancy, open for business and paying rent, which is expected to be by December 2003. As of August 1, 2003, occupancy at the property was 80.4% excluding the lease for RE/MAX.


(14) The collateral is comprised of seven separate parcels of land. At any time after the related lockout expiration date and prior to the maturity date, the borrower may cause the release of up to two parcels, provided that certain requirements in the mortgage are met, including the payment of the release price as set forth in the related loan documents.

(15) From and after April 11, 2008, the borrower may obtain the release of a GGP Mall subject to certain conditions, including payment to the mortgagee of a release price as set forth in the related loan documents.

(16) Calculated based on the A Note original balance of $4,587,751, and the A Note cut-off date balance of $4,567,095.

(17) Calculated based on the A Note original balance of $4,343,722, and the A Note cut-off date balance of $4,324,165.

(18) Calculated based on the A Note original balance of $4,026,484, and the A Note cut-off date balance of $4,008,355.

                                   ANNEX A-4
                     CERTAIN INFORMATION REGARDING RESERVES

                 (This Page Has Been Left Blank Intentionally)

                                                                     ANNEX A-4-1



           LB-UBS COMMERCIAL MORTGAGE TRUST 2003-C8

                                                                                                            INITIAL DEPOSIT
                                                                                                            TO THE DEFERRED
  CONTROL                                                             PROPERTY                                MAINTENANCE
    NO.                        PROPERTY NAME                            TYPE              SPECIFIC            ACCOUNT ($)
---------------------------------------------------------------------------------------------------------------------------------
     1      The Grove                                           Retail               Regional Mall                             -
     2      114 West 47th Street                                Office                                                         -
     3      GGP JP Realty Portfolio                             Retail               Regional Mall                             -
     4      Westfield Shoppingtown South County                 Retail               Regional Mall                             -
     5      Dartmouth Mall                                      Retail               Regional Mall                    413,000.00
     6      30 Broad Street                                     Office                                                         -
     7      Oakwood Dulles                                      Multifamily                                                    -
     8      The Plaza at Delray                                 Retail               Anchored                          28,125.00
     9      Liberty Tree Mall                                   Retail               Regional Mall                             -
    10      Milestone Hotel Portfolio                           Hotel                Various                                   -
    11      55 West 125th Street                                Office                                                         -
    12      Oakwood Grand Venetian                              Multifamily                                                    -
    13      Clark Tower                                         Office                                                 67,500.00
    14      Centre at Westbank                                  Retail               Anchored                                  -
    15      Haver Hill Apartments                               Multifamily                                               125.00
    16      Oceanview Village Shopping Center                   Retail               Anchored                                  -
    17      Grand Mesa Center                                   Retail               Anchored                                  -
    18      Gunston Plaza Shopping Center                       Retail               Anchored                           5,000.00
    19      Malibu Bella Mar Apartments                         Multifamily                                                    -
    20      One Sound Shore Drive                               Office                                                         -
    21      Clinton Apartments                                  Multifamily                                                    -
    22      Polo Park                                           Multifamily                                            42,000.00
    23      Sangertown Square Mall                              Retail               Regional Mall                             -
    24      Jeffery Plaza                                       Retail               Anchored                          20,875.00
    25      Pines of Green Run Apartments                       Multifamily                                            10,543.75
    26      Pohatcong Plaza                                     Retail               Anchored                                  -
    27      5805 Sepulveda Boulevard                            Office                                                         -
    28      Loveton Business Park                               Office                                                         -
    29      Margarita Plaza                                     Retail               Anchored                          17,775.00
    30      The Chateau Office                                  Office                                                         -
    31      Federal Express Building                            Industrial/W'hse     Industrial                                -
    32      Parkside Corporate Center                           Office                                                         -
    33      Brandy Hill Plaza                                   Retail               Anchored                          73,687.50
    34      Spectrum Office Building                            Office                                                 12,500.00
    35      San Felipe Shopping Center                          Retail               Anchored                                  -
    36      Newpointe Plaza Phase II                            Retail               Anchored                                  -
    37      East 53rd - Davenport                               Retail               Anchored                                  -
    38      PGA Commons                                         Retail               Unanchored                                -
    39      43 Avenue C                                         Multifamily                                                    -
    40      Best Western - Green Tree                           Hotel                Full Service                              -
    41      Post and Paddock                                    Industrial/W'hse                                               -
    42      Canyon Plaza North                                  Retail               Anchored                           7,500.00
    43      Park Villa Apartments                               Multifamily                                                    -
    44      Lakeside Shopping Center                            Retail               Anchored                          19,063.00
    45      7-11 South Broadway                                 Office                                                         -
    46      Franklin Square                                     Retail               Anchored                                  -
    47      170 Hamilton Avenue                                 Office                                                         -
    48      Andover Station                                     Retail               Anchored                                  -
    49      Maverick/Hidden Village Apartments                  Multifamily                                            19,640.00
    50      Sunchase Olympiad                                   Multifamily                                           240,062.50
    51      Agua Fria Towne Center                              Retail               Anchored                                  -
    52      The Shoppes of Wiles Road                           Retail               Unanchored                        13,812.50
    53      Beltway Crossing                                    Retail               Unanchored                         9,000.00
    54      Silverado Self Storage                              Self Storage                                                   -
    55      12925 Riverside Drive                               Office                                                         -
    56      6133 Bristol Parkway                                Office                                                         -
    57      Springhill Suites by Marriott - Boca Raton          Hotel                Limited Service                           -
    58      707 Foothill Boulevard                              Retail               Unanchored                                -
    59      TownePlace Suites by Marriott - Boca Raton          Hotel                Limited Service                           -
    60      Centerpoint Shopping Center                         Retail               Unanchored                         5,787.50
    61      380 Harding Apartments                              Multifamily                                            46,578.00
    62      Citibank Building                                   Office                                                         -
    63      Plaza Medical & Research Center                     Office                                                         -
    64      TownePlace Suites by Marriott - Fort Lauderdale     Hotel                Limited Service                    8,750.00
    65      Montagnet                                           Office               Office/Retail                             -
    66      San Marco Village                                   Multifamily                                               875.00
    67      Smythe Corners Apartments                           Multifamily                                                    -
    68      2101 K Street                                       Office                                                         -
    69      The Harkins Office Building                         Office                                                         -
    70      Prairie Retail Plaza                                Retail               Unanchored                         6,450.00
    71      Plaza Fountainside                                  Retail               Unanchored                                -
    72      Skillman Towne Crossing                             Retail               Anchored                                  -
    73      The Sinclair                                        Retail               Unanchored                                -
    74      Lithia Square                                       Retail               Unanchored                        28,750.00
    75      Oak Business Center                                 Industrial/W'hse                                               -
    76      AAA Self Storage                                    Self Storage                                            3,162.50
    77      Summergate Shopping Center                          Retail               Unanchored                                -
    78      Hyacinth Square Apartments                          Multifamily                                           199,572.50
    79      West Little York                                    Industrial/W'hse     Office/Warehouse                          -
    80      5000 Hakes Drive                                    Office                                                         -
    81      Eckerd - Morganton                                  Retail               Single Tenant                             -
    82      East Wenatchee Storage                              Self Storage                                                   -
    83      Gulfport Plaza                                      Retail               Unanchored                         1,093.75
    84      29 Bala Avenue and 919-921 Montgomery Avenue        Office               Office/Retail                             -
    85      IBP Retail Strip                                    Retail               Unanchored                                -
    86      Parliament Place                                    Multifamily                                            13,062.50
    87      Torrey Pines Apartments                             Multifamily                                            16,968.75
    88      IBP KFC & Whataburger                               Retail               Anchored                                  -
    89      CompUSA                                             Retail               Single Tenant                             -
    90      Charger Square                                      Retail               Anchored                           4,637.50
    91      Bottlebrush Apartments                              Multifamily                                                    -
    92      Gulf Breeze Mobile Home Park                        Mobile Home Park                                               -
    93      IBP KFC                                             Retail               Anchored                                  -




                 ANNUAL DEPOSIT            ANNUAL             CURRENT                AS OF
               TO THE REPLACEMENT      DEPOSIT TO THE     BALANCE OF THE            DATE OF
  CONTROL           RESERVE               TI & LC             TI & LC               TI & LC
    NO.           ACCOUNT ($)           ACCOUNT ($)         ACCOUNT ($)             ACCOUNT
-----------------------------------------------------------------------------------------------------
     1                             -                  -                   -               October-03
     2                       0.00 (1)           0.00 (1)                  -               October-03
     3                             -                  -                   -               October-03
     4                       0.00 (2)           0.00 (2)                  -               October-03
     5                    149,712.00         230,801.88           96,227.94               October-03
     6                    111,042.88      560,000.04 (3)                  -               October-03
     7                    102,750.00                  -                   -               October-03
     8                     49,800.00          83,400.00           13,900.00               October-03
     9                       0.00 (4)           0.00 (4)                  -               October-03
    10                    848,868.00                  -                   -               October-03
    11                     52,398.24       99,999.96 (5)          53,733.98               October-03
    12                    128,499.96                  -                   -               October-03
    13                     97,500.00         350,000.04          387,635.01               October-03
    14                       0.00 (6)           0.00 (6)(7)               -               October-03
    15                     65,736.00                  -                   -               October-03
    16                  14,777.28 (8)      60,350.04 (8)          10,059.24               October-03
    17                     13,696.08                  -                   -               October-03
    18                     30,446.88          60,893.76            5,074.48               October-03
    19                     17,000.00                  -                   -               October-03
    20                      9,004.00          90,000.00          200,000.00               October-03
    21                     21,999.96                  -                   -               October-03
    22                     96,504.00                  -                   -               October-03
    23                    174,999.96         200,000.04          173,406.35               October-03
    24                     16,951.92          51,986.04            4,332.17               October-03
    25                     75,000.00                  -                   -               October-03
    26                      6,203.04          50,000.04            4,166.67               October-03
    27                     21,786.00          88,341.96            7,361.83               October-03
    28                     19,398.00          99,999.96           16,667.61               October-03
    29                      9,120.00          46,200.00            7,700.00               October-03
    30                     19,584.00      130,398.00 (9)                  -               October-03
    31                     10,398.00          25,000.00                   -               October-03
    32                     14,581.68         139,011.72          128,203.58               October-03
    33                     16,970.04          27,145.56           11,312.87               October-03
    34                     19,434.12         139,728.96           34,088.16               October-03
    35                      7,665.12          50,000.04           66,722.28               October-03
    36                      8,030.04                  -                   -               October-03
    37                      8,030.04                  -                   -               October-03
    38                      2,388.00          30,000.00            7,500.00               October-03
    39                      6,999.96                  -                   -               October-03
    40                    206,540.00                  -                   -               October-03
    41                     49,152.96          50,000.04           12,500.01               October-03
    42                     12,828.00          26,360.04            2,196.67               October-03
    43                     40,256.00                  -                   -               October-03
    44                     12,396.00          32,532.00            5,422.00               October-03
    45                     13,991.16          69,956.04          105,858.30               October-03
    46                      7,845.00          19,356.00            4,853.19               October-03
    47                     11,796.96          58,985.04          104,944.05               October-03
    48                      7,485.00          18,647.04            3,107.84               October-03
    49                     81,204.00                  -                   -               October-03
    50                     42,843.68                  -                   -               October-03
    51                      5,892.00          16,670.04            2,778.34               October-03
    52                     12,666.60          25,008.00            2,084.00               October-03
    53                     22,807.08          45,000.00          165,212.85               October-03
    54                     11,620.56                  -                   -               October-03
    55                      7,399.92          65,000.00           50,000.00               October-03
    56                     10,257.60          64,107.96          155,342.33               October-03
    57                    123,125.04                  -                   -               October-03
    58                      3,336.00          27,199.56            4,533.26               October-03
    59                     80,651.04                  -                   -               October-03
    60                     12,213.48          52,380.00           17,460.00               October-03
    61                     38,076.00                  -                   -               October-03
    62                      6,990.00      40,192.56 (10)         250,000.00               October-03
    63                      5,065.92          37,978.92            6,330.35               October-03
    64                     72,407.04                  -                   -               October-03
    65                      8,657.76          21,023.04                   -               October-03
    66                     26,500.00                  -                   -               October-03
    67                      9,249.96                  -                   -               October-03
    68                      5,376.00          11,674.00                   -               October-03
    69                      6,747.24          33,324.96            5,614.16               October-03
    70                      2,007.96           9,750.00            1,625.00               October-03
    71                      1,380.00           0.00 (11)           0.00 (11)              October-03
    72                     15,999.96           2,679.72              233.00               October-03
    73                      2,391.00           0.00 (12)                  -               October-03
    74                     10,369.92          24,999.96            3,916.85               October-03
    75                     12,240.00         18,000 (13)           0.00 (13)              October-03
    76                      9,149.52                  -                   -               October-03
    77                      2,064.00          13,740.96            2,290.16               October-03
    78                     39,180.00                  -                   -               October-03
    79                      7,717.56          20,580.00           43,430.00               October-03
    80                      6,228.36          27,288.00          219,411.36               October-03
    81                      1,680.00           5,600.04                   -               October-03
    82                     10,934.28                  -                   -               October-03
    83                      3,192.00           9,996.00            1,666.00               October-03
    84                      3,416.28          22,328.04            3,721.34               October-03
    85                        915.96           5,607.96              934.73               October-03
    86                     24,320.04                  -                   -               October-03
    87                     14,496.00                  -                   -               October-03
    88                             -                  -              750.00               October-03
    89                      6,276.00          11,532.12                   -               October-03
    90                      3,255.00          11,475.00            1,912.50               October-03
    91                     12,500.04                  -                   -               October-03
    92                      6,750.00                  -                   -               October-03
    93                             -                  -              750.00               October-03

FOOTNOTES:

(1) In the event that US Trust has not irrevocably renewed its lease during the last 12 months of the term of the loan, the borrower must make monthly deposits of $974,582 into a cash collateral account on each monthly payment date until such time as US Trust has irrevocably renewed its lease or the aggregate amount which has been deposited into the cash collateral account pursuant to this sentence equals $11,694,975. If there is a monetary default under the US Trust Lease or if US Trust becomes the subject of a bankruptcy or insolvency proceeding, borrower must make monthly deposits into the TI/LC reserve such that $18,711,960 will have been funded at the maturity of the loan. In addition, if there is a monetary default under the US Trust Lease, if US Trust becomes the subject of a bankruptcy or insolvency proceeding, or if US Trust is downgraded to BB+ or lower, the guarantor must guaranty TI/LC's in the amount equal to the difference between the amount deposited as described in the immediately succeeding sentence, if any, and $18,711,960. In the event the actual debt service coverage ratio falls below 1.30x, the borrower must make ongoing reserves for capital expenditures of $0.25 psf per annum.

(2) Westfield America Inc. guarantees payment of $1.20 psf per annum for TI/LC's and CapEx. In the event the debt service coverage ratio falls below 1.10x based on an assumed constant of 9.250%, an event of default under the loan has occurred and is continuing, the Westfield America Inc. guaranty is no longer in effect, or Westfield America Inc. fails to maintain liquidity of at lease $25,000,000, the borrower must make annual on-going deposits of $1.20 psf.

(3) Borrower will fund TI/LCs in an aggregate annual amount of $560,000. To the extent available from excess cash flow, the borrower will pay an additional $440,000 per year as an additional TI/LC reserve. In the event Wall Street Systems exercises its termination option, the TI/LC reserve will be increased by $33,344 per month for the next nine (9) payment dates and in the event that Utendahl exercises its termination option, the TI/LC reserve will be increased by $35,600 per month for the next five (5) payment dates. An excess cash flow sweep will commence if the actual debt service coverage ratio falls below 1.25x. The calculation of actual debt service coverage ratio for purposes of the excess cash flow sweep will not include income from a tenant that has given notice of termination of its lease or from tenants not in occupancy, other than for Wall Street Systems and Fenics Software, as to which the sum of $630,000 was held back at closing. The cash flow sweep will remain in place until an actual debt service coverage ratio of 1.30x is attained for two consecutive quarters. At such time, any funds remaining in such reserves shall be returned to the borrower. The actual debt service coverage ratio calculation is adjusted for rent abatements and will not include mark-to-market adjustments and rental income pertaining to spaces leased but not occupied.

(4) Monthly reserves for TI/LC's, and CapEx will only be collected following certain trigger events. Upon the occurrence of a trigger event, Mayflower Realty LLC may guarantee payment of such deposits in lieu of actual borrower deposits. In the event that the net worth of Mayflower Realty LLC falls below $100 million, or an event of default under the loan occurs, the borrower must make monthly reserve deposits and with respect to the monthly deposit for the TI/LC reserve, if a trigger event occurs prior to and continues through, or occurs during, 2008 or 2012, borrower must ensure the balance of the reserve account equals at least $500,000 or $570,000, respectively.

(5) Ongoing TI/LC reserves will be collected at $100,000 per annum for years one through five of the loan term, and $400,000 per annum thereafter. In the event that New York City Housing Authority renews its lease (currently expiring in 2009), the reserve shall be reduced to $200,000 per annum.

(6) On-going TI/LC and replacement reserves will be funded on a monthly basis if the actual debt service coverage ratio falls below 1.20x on a trailing twelve-month basis.

(7) From and after January 11, 2009, borrower is required to deposit all excess cash flow on a monthly basis with the lender until the amount equals $1,000,000. In lieu of making such deposits, the borrower may either deliver to the lender, on or before January 1, 2009, (a) a guaranty of payment from a guarantor acceptable to lender in its sole discretion of all rollover expenditures necessary to re-lease any vacant space during the years 2009 through 2013 or (b) a $1,000,000 letter of credit.

(8) On-going TI/LC and replacement reserves will only be collected if the debt service coverage ratio falls below 1.20x on a trailing twelve-month basis.

(9) TI/LC reserves of $130,398 per annum are required to be deposited with the lender for the first two years of the loan term and $80,398 per annum thereafter, until the amount in the escrow fund reaches $400,000.

(10) The Citibank lease expires March 2007, with three five-year extension options. A $250,000 rollover reserve was established at closing. Additionally, there will be a sweep of all excess cash flow commencing 12 months prior to the March 2007 expiration date and, if Citibank exercises its initial five-year extension option, 24 months prior to the March 2012 extended expiration date.

(11) TI/LC escrow has been replaced by a letter of credit of $66,500.

(12) In lieu of collecting annual TI/LC reserves, $250,000 of loan proceeds will be personally guaranteed by the key principal for the loan term.

(13) Monthly TI/LC deposit shall be $0 during such times that the debt service coverage ratio is no less than 1.20x or when the TI/LC balance exceeds $36,000.

                                    ANNEX B
              CERTAIN INFORMATION REGARDING MULTIFAMILY PROPERTIES

                 (This Page Has Been Left Blank Intentionally)

                                                                         ANNEX B

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2003-C8


CONTROL            PROPERTY                                               CUT-OFF DATE          UTILITIES PAID
  NO.              NAME                        COUNTY                      BALANCE ($)            BY TENANT
-----------------------------------------------------------------------------------------------------------------
   7     Oakwood Dulles                        Fairfax                    44,500,000.00             Yes
  12     Oakwood Grand Venetian                Dallas                     33,500,000.00             Yes
  15     Haver Hill Apartments                 Orange                     21,136,138.04             Yes
  19     Malibu Bella Mar Apartments           Los Angeles                16,000,000.00             Yes
  21     Clinton Apartments                    New York                   14,937,576.22             Yes
  22     Polo Park                             Davidson                   14,500,000.00             Yes
  25     Pines of Green Run Apartments         Virginia Beach             12,458,686.56             Yes
  39     43 Avenue C                           New York                    7,525,000.00             Yes
  43     Park Villa Apartments                 San Bernardino              7,094,790.96             Yes
  49     Maverick/Hidden Village Apartments    Clark                       6,548,656.62             Yes
  50     Sunchase Olympiad                     Montgomery                  6,500,000.00             Yes
  61     380 Harding Apartments                Davidson                    4,181,772.17             No
  66     San Marco Village                     Duval                       3,991,585.22             Yes
  67     Smythe Corners Apartments             Philadelphia                3,896,435.54             Yes
  78     Hyacinth Square Apartments            Marion                      2,687,630.76             Yes
  86     Parliament Place                      Davidson                    1,493,490.06             No
  87     Torrey Pines Apartments               Galveston                   1,196,731.63             Yes
  91     Bottlebrush Apartments                Brevard                       986,203.32             Yes
  92     Gulf Breeze Mobile Home Park          Cameron                       980,000.00             Yes



 CONTROL                       UTILITIES PAID                                                           # OF       AVG. RENT   # OF
   NO.                          BY TENANT                                                               PADS         PADS    STUDIOS
------------------------------------------------------------------------------------------------------------------------------------
    7    Electric, Gas, Water, Sewer                                                                      0          0.00          0
   12    Electric, Water, Sewer                                                                           0          0.00          0
   15    Electric, Water                                                                                  0          0.00         18
   19    Electric                                                                                         0          0.00          0
   21    Electric                                                                                         0          0.00          4
   22    Electric                                                                                         0          0.00          0
   25    Electric, Water                                                                                  0          0.00          0
   39    Electric                                                                                         0          0.00          0
   43    Electric, Gas                                                                                    0          0.00          0
   49    Electric (1)                                                                                     0          0.00          0
   50    Electric                                                                                         0          0.00          0
   61    None                                                                                             0          0.00         19
   66    Electric                                                                                         0          0.00          0
   67    Electric                                                                                         0          0.00          2
   78    Electric                                                                                         0          0.00          0
   86    None                                                                                             0          0.00          0
   87    Electric, Water                                                                                  0          0.00          0
   91    Electric, Water, Sewer                                                                           0          0.00         18
   92    Electric, Water, Sewer, Gas                                                                    136        156.47          0



    CONTROL                AVG. RENT             # OF 1                AVG. RENT               # OF 2                AVG. RENT
      NO.                   STUDIOS             BEDROOMS             BEDROOMS ($)             BEDROOMS             BEDROOMS ($)
-------------------------------------------------------------------------------------------------------------------------------
       7                      0.00                   125                 1077.00                   247                 1251.00
      12                      0.00                   274                  842.00                   218                 1088.00
      15                    885.00                   148                  933.00                    98                 1303.00
      19                      0.00                     0                    0.00                    40                 3340.63
      21                   1260.00                    35                 1785.00                    43                 2625.00
      22                      0.00                   261                  562.00                   125                  749.00
      25                      0.00                    72                  612.00                    32                  820.00
      39                      0.00                    10                 2091.11                     8                 2750.00
      43                      0.00                    44                  686.22                   104                  801.73
      49                      0.00                   212                  646.00                    20                  840.00
      50                      0.00                    72                  548.00                   104                  617.00
      61                    381.00                    60                  482.00                    71                  601.00
      66                      0.00                    64                  459.00                    42                  572.00
      67                    832.50                    31                 1305.48                     4                 1762.50
      78                      0.00                    92                  371.00                    24                  466.00
      86                      0.00                    64                  457.00                    16                  550.00
      87                      0.00                    12                  481.00                    46                  555.00
      91                    356.67                    22                  438.86                    10                  540.00
      92                      0.00                     0                    0.00                     0                    0.00




    CONTROL         # OF 3            AVG. RENT          # OF 4          AVG. RENT                            TOTAL
      NO.          BEDROOMS          BEDROOMS ($)       BEDROOMS       BEDROOMS ($)       ELEVATOR             UNITS
---------------------------------------------------------------------------------------------------------------------
       7               39             1584.00                0             0.00         Clubhouse Only          411.00
      12               22             1260.00                0             0.00         No                      514.00
      15                0                0.00                0             0.00         No                      264.00
      19               28             3575.00                0             0.00         Yes                      68.00
      21                6             3465.00                0             0.00         Yes                      88.00
      22                0                0.00                0             0.00         No                      386.00
      25              196              679.00                0             0.00         No                      300.00
      39                9             3406.25                1          4650.00         Yes                      28.00
      43                0                0.00                0             0.00         No                      148.00
      49                0                0.00                0             0.00         No                      232.00
      50                0                0.00                0             0.00         No                      176.00
      61               10              740.00                0             0.00         No                      160.00
      66                0                0.00                0             0.00         No                      106.00
      67                0                0.00                0             0.00         Yes                      37.00
      78                1             1250.00                0             0.00         No                      117.00
      86                0                0.00                0             0.00         No                       80.00
      87                0                0.00                0             0.00         No                       58.00
      91                0                0.00                0             0.00         No                       50.00
      92                0                0.00                0             0.00         No                      136.00


(1) Tenant pays electric expense for any amount over $40 for 1 bedroom and $60 for 2 bedroom